Exhibit 10.10

FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP

OFFICE LEASE AGREEMENT

Landlord:	FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP

Tenant:	FEDERAL HOME LOAN BANK OF SEATTLE

Date:	15 July 1991

FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP

OFFICE LEASE AGREEMENT

THIS LEASE is made as of this 15th day of July 1991, by and between FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership (hereinafter referred to as “Landlord”) and FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation (hereinafter referred to as “Tenant”).

LEASE SUMMARY

Section 1.01 The Building

(a)	Name:	Century Square Building
(b)	Address:	1501 4th Avenue
Seattle, WA 98101
(c)	Total Rentable Area of Building:	576,833 sq. ft.
(d)	Total Rentable Area of Office Tower:	522,207 sq. ft.

The Premises[1]

(a)	Total Rentable Area:	36,362 sq. ft.
(b)	Floor Location:	Floor 4 –	2,698 rsf
		Floor 18 –	13,627 rsf
		Floor 19 –	20,037 rsf

36,362 rsf
(c)	Suite Number:	Floor 4 –	405
		Floor 18 –	1800
		Floor 19 –	1900

Section 2.01 Use of Premises and Tenant’s Trade Name

(a)	Tenant’s Trade Name at Lease Commencement:
Federal Home Loan Bank of Seattle
(b)	Use of Premises: General banking purposes and general office use

Section 3.01 Lease Term2

(a)	5 years and 0 months

(b)	Target Lease Commencement Date: May 1, 1993

[1]	See Exhibit F Addendum, Paragraph 7 Expansion Option, Paragraph 8 Loan Factor, and Paragraph 12 Right of First Refusal

[2]	See Exhibit F Addendum, Paragraph 9 Option to Extend

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Section 4.01 Basic Rent3

Month(s)	Monthly Rent Installment	Rent Per Rentable Sq. Ft.
FLOOR 4		2,698	RSF

05-01-93 – 04-30-97	$5,130.70	$22.82
05-01-97 – 04-30-98	5,355.53	23.82
FLOOR 18		13,627	RSF

05-01-93 – 04-30-96	28,752.97	25.32
05-01-96 – 04-30-98	29,888.55	26.32
FLOOR 19		20,037	RSF

05-01-93 – 04-30-96	42,278.07	25.32
05-01-96 – 04-30-98	43,947.82	26.32

Section 4.02 Operating Expenses4

(a)	Tenant’s Proportionate Share at Lease Commencement:	6.303% of Total Rentable Area of Building

6.963% of Total Rentable Area of Office Tower

(b)	Expense Stop:	$6.32 per square foot or the actual average Total Operating Expenses per square foot for the Building in calendar year 1991, whichever is greater.

[3]	See Exhibit F Addendum, Paragraph 1

[4]	See Exhibit F Addendum, Paragraph 1, Paragraph 7 Expansion Option, Paragraph 8 Load Factor, Paragraph 13 Cap on Operating Expense Increase, Paragraph 15, Paragraph 16, and Exhibit G Expense Allocation Example

Section 5.01 Security Deposit

(a)	Security Deposit:	$ -0-

Section 5.02 Prepaid Rent

(a)	Prepaid Rent:	$ -0-
(b)	Month(s) to which the Prepaid Rent is applied:	N/A

Section 19.02 Addresses for Notices

(a)	Landlord:	(b) Tenant:

	Fifteen-O-One Fourth Avenue Limited Partnership c/o Prescott, Inc. P.O. Box 12328 Seattle, WA 98111-4328	Federal Home Loan Bank of Seattle 1501 Fourth Avenue Suite 1900 Seattle, WA 98101 ATTN: Mr. Jeffrey D. Bell Senior Vice President and Chief Operations Officer

Section 20.14 Broker’s Commission

(a)	Landlord’s Leasing Representative (Firm):	N/A
(b)	Landlord’s Leasing Representative (Broker/Salesperson):	N/A
(c)	Address:	N/A
(d)	Tenant’s Leasing Representative (Firm):	N/A
(e)	Tenant’s Leasing Representative (Broker/Salesperson):	N/A
(f)	Address:	N/A
Date Prepared: June 28, 1991

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Exhibits:

(A)	Tenant Floor Plan
(B)	Legal Description
(C)	Tenant Improvements and Landlord’s and Tenant’s Work
(D)	Rules and Regulations
(F)	Addendum
(G)	Expense Allocation Example
(H)	Storage Space Plan
(I)	Parking Agreement

OFFICE LEASE AGREEMENT

ARTICLE I

PREMISES

Section 1.01 Premises Defined5 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and conditions hereinafter set forth, those certain premises and improvements consisting of the floor area and the location described in the Lease Summary and shown outlined in red on the plans attached hereto as Exhibit A (hereinafter referred to as the “Premises”). The Premises are located in the building known as the Century Square Building (the “Building”) which is situated in the City of Seattle, County of King, State of Washington and located upon the real property described in Exhibit B (the “Property”).

Section 1.02 Alterations. Tenant acknowledges that Exhibit A sets forth the floor plan for the Building and the location of the Premises therein. Landlord may in its sole discretion increase, decrease, or change the number, locations and dimensions of any hallways, lobby areas and other improvements shown on Exhibit A that are not within the Premises,6 Landlord reserves the right from time to time (a) to install, use, maintain, repair, relocate and replace pipes, ducts, conduits, wires, and appurtenant meters and equipment for service to the Premises or to other parts of the Building which are above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Building which are located within the Premises or located elsewhere in the Building; (b) to alter or expand the Building;6 and (c) to alter, relocate or substitute any of the Common Areas, as defined in Section 1.04 below.6

Section 1.03 Condition of Premises. The Premises are leased by Landlord and accepted by Tenant in an “as is” condition, subject to any improvements, alterations or modifications to be made pursuant to Article VII below, and the requirement of Landlord to complete the improvements specified therein.

Section 1.04 Common Areas. So long as Tenant occupies the Premises under the terms of this Lease, Tenant, its licensees, invitees, customers and employees shall have the non-exclusive right to use all entrances, lobbies, and other public areas of the Building (the “Common Areas”) in common with Landlord, other Building tenants, and their respective

[5]	See Exhibit F Addendum, Paragraph 7 Expansion Option, Paragraph 8 Loan Factor, and Paragraph 12 Right of First Refusal

[6]	So long as such changes are consistent with the development of a first class office/retail/parking complex in the central business district ("CBD") of Seattle (.) (;) (.)

licensees, invitees, customers and employees. The use of the Common Areas shall be subject to the terms and conditions of this Lease.

ARTICLE II

BUSINESS PURPOSE AND USE

Section 2.01 Permitted Uses. Tenant shall use the Premises solely for the purposes specified in the Lease Summary, and for no other business or purpose without the prior written consent of the Landlord.

Section 2.02 Prohibited Uses. Tenant shall not do or permit anything to be done in or about the Premises, nor bring or keep anything therein, which will (a) in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering any part thereof or any of its contents; (b) obstruct or interfere in any way with the rights of other tenants or occupants of the Building or injure or unreasonably annoy any of them; or (c) use or allow the Premises to be used for any improper, unlawful or objectionable purposes. Tenant shall not cause, maintain or permit any nuisance, in, on or about the Premises, nor shall Tenant commit or suffer to be committed any waste in, on or about the Premises. Tenant shall not place upon or install in windows or other openings any signs, symbols, drapes, or other material without written approval of Landlord. Tenant shall not place any object or barrier within, or otherwise obstruct, any of the Common Areas.

Section 2.03 Compliance with Laws. Tenant7 shall at all times comply with all laws, ordinances and any regulations promulgated by any governmental authority having jurisdiction over the Building and/or the Premises. To the extent Landlord is required by the City of Seattle to maintain carpooling and public transit programs, Tenant shall cooperate in the implementation and use of these programs by and among Tenant’s employees.

ARTICLE III

TERM

Section 3.01 Term.8 The term of this Lease shall commence on9. From the Lease Commencement Date, the term of this Lease shall continue for the time period specified in the Lease Summary, the expiration of which shall be the Termination Date of this Lease, unless this Lease is sooner terminated as hereinafter provided. The period between the Lease

[7]	And Landlord

[8]	See Exhibit F Addendum, Paragraph 9 Option to Extend

[9]	May 1, 1993.

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Commencement Date and the Termination Date shall be referred to as the “Lease Term” or “Term”. The Landlord and Tenant acknowledge that certain obligations under the provisions of this Lease may be binding upon them prior to the Lease Commencement Date, and Landlord and Tenant shall be bound by such provisions prior to the Lease Commencement Date.

Section 3.02 Lease Year. “Lease Year” shall mean that period of twelve (12) consecutive months which ends on December 31st of each year and which falls within the Term of this Lease; provided, however, the first Lease Year (which may be a partial Lease Year) shall mean that period from the Lease Commencement Date until the December 31st first occurring after the lease Commencement Date and the last Lease Year (which may be a partial Lease Year) shall mean that period from the January 1st last occurring during the Term of this Lease until Termination Date.

Section 3.03 Possession by Tenant.

(a) Landlord shall deliver to Tenant, and Tenant shall accept from Landlord, possession of the Premises, upon the 10.

ARTICLE IV

RENT

Section 4.01 Basic Rent.11 Tenant shall pay to Landlord as minimum rental for the use and occupancy of the Premises the “Basic Rent” as specified in the Lease Summary. Basic Rent shall be payable in Monthly Rent Installments of the amount specified in the Lease Summary, on or before the first day of each month of the Lease Term beginning on the Lease Commencement Date. Basic Rent for any partial year shall be prorated based upon the actual number of months left in such partial year. The Monthly Rent Installment for any partial month shall be prorated based upon the actual number of days in that partial month.

Section 4.02 Operating Expenses.12

(a) This is a fully serviced, gross 13 the Tenant shall pay, in monthly installments and as “Additional Rent”, an amount equal to the “Tenant’s Proportionate Share” (as

[10]	Commencement Date.

[11]	See Exhibit F Addendum, Paragraph 1

[12]	See Exhibit F Addendum, Paragraph 1, and Paragraph 13 Cap on Operating Expense Increase

[13]	Lease, provided, however, beginning on the Commencement Date and continuing thereafter throughout the Lease Term

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hereinafter defined) of actual “Total Operating Expenses” (as hereinafter defined) minus the product of the Expense Stop multiplied by the Rental Area of the Premises. The Expense Stop is the amount specified in Section 4.02(b) of the Lease Summary. Notwithstanding anything herein to the contrary, Tenant shall in no event pay less than the Basic Rent in any calendar year.

(b) “Tenant’s Proportionate Share” shall be computed by dividing the Total Rentable Area of the Premises by the Total Rentable Area of the Building or Total Rentable Area of the Office Tower, as applicable with respect to any particular Operating Expense. Tenant’s Proportionate Share upon the Lease Commencement Date is as specified in the Lease Summary.

(c) “Rental Area of the Building,” “Rentable Area of the Office Tower” and “Rentable Area of the Premises” are defined as those areas obtained by measuring the Building, Office Tower and Premises in accordance with the method of measuring rentable office space specified in the American National Standards Institute Publication ANSI Z65.1-1980 (otherwise known as “BOMA Standard”). The Total Rentable Area of the Building, Total Rentable Area of the Office Tower and Total Rentable Area of the Premises, as of the Lease Commencement Date, are as specified in the Lease Summary. The Total Rentable Area of the Premises exceeds the usable area of the Premises to include a pro rata share of hallways, restrooms, and other common elements located on the floor on which the Premises are located. Tenant’s Proportionate Share shall be calculated based upon the Total Rentable Area of the Building with respect to Operating Expenses the benefit of which are shared with Building Area of the Office Tower with respect to Operating Expenses the benefit of which are shared only with other Office Tower tenants.14

(d) 15Landlord shall provide Tenant with a written estimate of Total Operating Expenses for each Lease Year.16 Tenant shall then pay to Landlord, monthly in advance, one-twelfth ( 1/12) of Tenant’s Proportionate Share of the estimated Total Operating Expenses for the said Lease Year in excess of the product of the Expense Stop multiplied by the Rentable Area of the Premises.

(e) Within one hundred twenty (120) days after the end of every Lease Year during the Lease Term, Landlord shall provide the Tenant with a written statement of the actual Total Operating Expenses for that Lease Year. If the actual Total Operating Expenses should exceed the estimated amount with respect to such Lease Year, then Tenant shall pay Landlord the additional amount due to the Landlord within thirty (30) days and, if actual

[14]	See Exhibit F Addendum, Paragraph 7 Expansion Option, Paragraph 8 Load Factor, and Exhibit G Expense Allocation Example

[15]	See Exhibit F Addendum, Paragraph 15

[16]	Following the first Lease Year, at least thirty (30) days before the start of each such Lease Year, during the Lease Term

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Total Operating Expenses should be less than the estimated Total Operating Expenses for that Lease Year, then Landlord shall 17.

(f) “Operating Expenses” as used herein shall mean all costs, expenses and other charges incurred by Landlord in connection with the operation and maintenance of the Property and the Building as a first class mixed use retail/office building complex in the Central Business District of Seattle, Washington, including but not limited to:

(i) Wages, salaries and fringe benefits of all employees and contractors engaged in the operation and maintenance of the Property and/or the Building; employer’s Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied against Landlord on those wages and salaries; and the costs to Landlord of disability and hospitalization insurance and pension or retirement benefits for these employees;

(ii) All supplies and materials used in the operation and maintenance of the Property and/or the Building;

(iii) Cost of water and power, and cost of heating, lighting, air conditioning and ventilating the Building, the Common Areas and the Premises, which costs shall be based on either Tenant’s Proportionate Share or separately allocated to the Premises, at Landlord’s option, based upon either direct usage, if separately metered, or an appropriate allocation among all tenants consuming those services as measured from the meter monitoring this usage;

(iv) The electrical costs incurred in the operation of the “chiller” for the Building, which shall be allocated monthly among the Building tenants based upon relative use of electricity. The “chiller” shall be maintained upon a separate electrical meter which will measure the “chiller’s” electrical usage. There shall be allocated to Tenant a pro rata share of the “chiller” electrical cost which shall be equal to a fraction, the numerator of which is Tenant’s electrical usage for the Premises and the denominator of which is the entire metered electrical usage for the Building (excluding the “chiller” electrical usage), on a monthly basis;

(v) Cost of maintenance, depreciation and replacement of machinery, tools and equipment (if owned by Landlord) and for rental paid for such machinery, tools and equipment (if rented) used in connection with the operation or maintenance of the Building;

(vi) All premiums and deductibles on policies of compensation, public liability, property damage, automobile, garage keepers, rental loss and any other policies of insurance maintained by Landlord with respect to the Property, Building or any insurable interest therein. Cost of casualty and liability insurance applicable to the Property and/or the

[17]	Refund to Tenant the amount of any overpayment by Tenant within thirty (30) days

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Building, the improvements therein, and Landlord’s personal property used in connection therewith;

(vii) Cost of janitorial services, repairs and general maintenance;

(x) All taxes and assessments and governmental charges whether federal, state, county or municipal and any other taxes and assessments attributable to the Property and/or the Building or its operation, including without limitation real property taxes and assessments and any tax or other levy, however, denominated, on or measured by the rental collected by the Landlord with respect to the Building, or on Landlord’s business of leasing the Building, but excluding federal and state taxes on income;

(xi) The cost of maintaining any public transit system, vanpool, or other public or semi-public transportation imposed upon Landlord’s ownership and operation of the Building;

(xii) Cost of all accounting and other professional fees incurred in connection with the operation of the Property and/or the Building;

(xiii) A management fee, not to exceed current market rates,18 which may be payable to the Landlord;

(xiv) Cost of replacing nonspecialty lamps, bulbs, starters and ballasts used in the Building, other than those for which the cost is billed directly to a tenant.

Operating Expenses shall not include expenses for which the Landlord is reimbursed or indemnified (either by an insurer, condemnor, tenant or otherwise); expenses incurred in leasing or procuring tenants (including, without limitation, lease commissions, legal expenses, and expenses of renovating space for tenants); legal expenses arising out of disputes with tenants or the enforcement of the provisions of any lease of space in the Building; interest or amortization payments on any mortgage or mortgages, and rental under any ground or underlying lease or leases; costs of any work or service performed for or facilities furnished to a tenant at the tenant’s cost; the cost of correcting defects (latent or otherwise) in the construction of the Building, except those conditions (not occasioned by construction defects) resulting from wear and tear shall not be deemed defects; and costs of capital improvements and depreciation and amortization.19

Section 4.03 Rent. The terms “Rent” and “Rental” as used in this Lease shall mean all amounts to be paid hereunder by Tenant whether those sums are designated as Basic Rent or Additional Rent and as adjusted by the terms of this Lease. Failure by Tenant to pay any

[18]	Or three percent (3%) of Gross Rental Income, whichever is lower

[19]	See Exhibit F Addendum, Paragraph 16

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sum of Rent due under this Article IV shall entitle Landlord to pursue any or all remedies specified in this Lease as well as remedies specified in RCW Chapter 59.12 or otherwise allowed by law.

Section 4.04 Place of Payment. All Rent shall be paid to the Landlord on or before the first day of each calendar month at the address to which notices to Landlord are to be given. All Rental payments to be made hereunder, whether Basic Rent, or Additional Rent or otherwise, are to be made without deduction, setoff, prior notice or demand by Landlord.

ARTICLE V

SECURITY DEPOSIT AND PREPAID RENT

[Deleted]

ARTICLE VI

TAXES

Section 6.01 Personal Property Taxes. Tenant shall pay before delinquency all license fees, public charges, property taxes and assessments on the furniture, fixtures, equipment and other property of or being used by Tenant at any time situated on or installed in the Premises.

Section 6.02 Business Taxes. Tenant shall pay before delinquency all taxes and assessments or license fees levied, assessed or imposed by law or ordinance, by reason of the use of the Premises for the specific purposes set forth in this Lease.

ARTICLE VII

MAINTENANCE, REPAIR AND ALTERATIONS

Section 7.01 Landlord’s and Tenant’s Improvements. Landlord shall, at its own expense, complete and install in a good and workmanlike manner within the Premises those items on Exhibit C attached hereto.

Section 7.02 Services to be Furnished by Landlord. Provided Tenant is not in default under any of the provisions of this Lease, and subject to reimbursement pursuant to Section 4.02 above, Landlord shall provide the following services during standard hours of operation of the Building. These standard hours of operation are 7 a.m. to 7 p.m., Monday through Friday, and 8 a.m. to 1 p.m., on Saturdays.

(a) Public utilities shall be caused to furnish the Premises with electricity and water utilized in operating any and all facilities serving the Premises;

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(b) Hot and cold water at those points of supply provided for general use of other tenants in the Building, central heat and air conditioning;20

(c) Routine maintenance, painting and electric lighting service for all Common Areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard and consistent with the operation and maintenance of the Building as a first-class office building in the Central Business District (CBD) of 21;

(d) Janitorial service on a five (5) day week basis, excluding Saturdays, Sundays and legal holidays;

(e) 22 If any electrical equipment installed23 requires air conditioning capacity above that provided by the building standard system, then the additional air conditioning installation and corresponding operating costs will be the separate obligation of the Tenant;

(f) Initial lamps, bulbs, starters and ballasts used within the Premises; and

(g) Security for the Building; provided, however, Landlord shall not be liable to Tenant or any employee, invitee, licensee or sublessee of Tenant for losses due to theft or burglary, or for damages done by unauthorized persons in the Building.

In the event Tenant desires any of the aforementioned services in amounts in excess of those24 and in the event Landlord elects to provide these additional services, Tenant shall pay Landlord as Additional Rent hereunder the cost of providing these additional services. Failure by Landlord to any extent to furnish any of the above services, or any cessation thereof, resulting from causes beyond the control of Landlord, shall not render Landlord liable in any respect for damages to either person or property, nor shall that event be construed as an eviction of Tenant, nor result in an abatement of Rent, nor relieve Tenant from any of Tenant’s obligations hereunder (including, but not limited to, the payment of Rent). Should any of the equipment or machinery utilized in supplying the services listed herein for any cause cease to function properly, Landlord shall use reasonable diligence to repair that equipment or machinery promptly, but Tenant shall have no right to terminate this

[20]	See Exhibit F Addendum, Paragraph 2

[21]	See Exhibit F Addendum, Paragraph 3

[22]	Electrical facilities to provide sufficient power for the operation of the general banking and office business purposes of the Tenant, including all of its special machines and equipment

[23]	On the 18th and 19th floors of the Premises

[24]	To be provided as set forth above in this Section 7.02

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Lease, and shall have no claim for a reduction, abatement or rebate of Rent or damages on account of any interruption in service occasioned thereby resulting therefrom.25

Section 7.03 Tenant’s Maintenance and Repair. Tenant shall be obligated to maintain and to make all repairs, replacements or additions of any kind whatsoever to all personal property located within the Premises and to all trade fixtures, furnishings and carpet located within the Premises. Tenant also shall be responsible for maintaining and replacing all specialty lamps, bulbs, starters and ballasts.

Section 7.04 Tenant’s Alterations. Subject to Landlord’s prior written approval, Tenant may make, at its expense, additional improvements or alterations to the Premises which it may deem necessary or desirable. Any repairs or new construction by Tenant shall be done in conformity with plans and specifications approved by Landlord and shall be performed by a licensed contractor approved by Landlord. If requested by Landlord, Tenant shall post a bond or other security satisfactory to Landlord to protect Landlord against liens arising from work performed for Tenant. All work performed shall be done in a workmanlike manner and with materials of the quality and appearance as exist throughout the Building. Landlord may require Tenant to remove and restore any improvements or alterations on the termination of this Lease in accordance with Section 13.02 below.

Section 7.05 Liens. Tenant shall keep the Premises and the Property free from any liens arising out of any work performed, material furnished, or obligations incurred by Tenant. If Tenant disputes the correctness or validity of any claim of lien, Tenant shall, within ten (10) days after written request by Landlord, post or provide security in a form and amount acceptable to Landlord to insure that title to the Property remains free from the lien claimed.

ARTICLE VIII

INSURANCE

Section 8.01 Use; Rate. Tenant shall not do anything in or about the Premises which will in any way tend to increase insurance rates paid by Landlord on policies of liability or casualty insurance maintained with respect to the Building and/or Property. In no event shall Tenant carry on any activities which would invalidate any insurance coverage maintained by Landlord.

Section 8.02 Liability Insurance. Tenant shall during the Lease Term, at its sole expense, maintain in full force a policy or policies of comprehensive liability insurance issued by one or more insurance carriers, insuring against liability for injury to or death of persons and loss of or damage to property occurring in or on the Premises and any portion of the Common Area which is subject to Tenant’s exclusive control. Said liability insurance

[25]	See Exhibit F Addendum, Paragraph 4

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shall be in an amount not less than $1,000,000.00 combined single limit for bodily and personal injury and property.26

Section 8.03 Worker’s Compensation Insurance. Tenant27 shall at all times maintain Worker’s Compensation Insurance in compliance with Washington law.

Section 8.04 Casualty Insurance. Tenant shall pay for and shall maintain in full force and effect during the Term of this Lease a standard form policy or policies of property and all-risk coverage with an extended coverage endorsement covering all interior glass, whether plate or otherwise, stock in trade, trade fixtures, equipment, tenant improvements installed at Tenant’s cost and expense, and other personal property located in the Premises and used by Tenant in connection with its28.

Section 8.05 Compliance With Regulations. Tenant shall, at its own expense, comply with all requirements, including installation of fire extinguishers, or automatic dry chemical extinguishing systems, required by insurance underwriters or any governmental authority having jurisdiction thereover, necessary for the maintenance of reasonable fire and extended insurance for the Premises.29

Section 8.06 Waiver of Subrogation. Any property and all-risk coverage insurance carried by Landlord or Tenant insuring, in whole or in part, the Building and/or the Premises, including improvements, alterations and changes in and to the Premises made by either of them, and Tenant’s trade fixtures therein shall be written in such a manner as to permit the waiver of rights of subrogation prior to loss by either party against the other in connection with loss or damage covered by the policies involved. So long as the policy or policies can be so written and maintained in effect, neither Landlord nor Tenant shall be liable to the other for any such loss or damage. Either party shall, upon request by the other party, furnish such other party evidence of its compliance with this Section 8.06.

Section 8.07 General Requirements.

(a) All policies of insurance required to be carried hereunder shall be written by companies licensed to do business in Washington and which are rated A:XIII or better in the

[26]	See Exhibit F Addendum, Paragraph 5(a)

[27]	And Landlord

[28]	See Exhibit F Addendum, Paragraph 5(b)

[29]	Tenant’s particular use thereof

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“Best’s Key Rating Guide.”30 a certificate evidencing insurance required to be maintained by Tenant31 pursuant to this32 that each such policy is in full force and effect.

(b) The policy of public liability insurance required to be carried33 under Section 8.02 above shall be primary and non-contributing with the insurance carried by Landlord.

(c) 34Under Sections 8.02 and 8.04 shall expressly include, severally and not collectively, as named or additionally named insured thereunder, the Landlord and any person or form designated by the Landlord and having an insurable interest thereunder, hereinafter called “Additional Insured,” as their respective interests may appear.

(d) All insurance policies maintained by Tenant shall not be subject to cancellation or reduction in coverage except upon at least thirty (30) days’ prior written notice to Landlord. The policies of insurance or duly executed certificates evidencing them, together with satisfactory evidence of the payment of premiums thereon, shall be deposited with Landlord at the Lease Commencement Date and not less than thirty (30) days prior to the expiration of the term of such coverage.

(e) If35 fails to procure and maintain insurance as required by this Article VIII,36 may obtain such insurance and keep it in effect, and the37 shall pay to38 the premium cost thereof, upon demand, with interest as provided in paragraph 21.07 below from the date of payment to the date of repayment.

(f) The limits of any insurance maintained by Tenant pursuant to this Article VIII shall in no way limit the liability of Tenant39 under this Lease.

[30]	Either Landlord or Tenant shall, when requested by the other, furnish

[31]	and Landlord

[32]	Lease and shall satisfy each other

[33]	By Tenant.

[34]	The policies required to be carried by Tenant

[35]	either party

[36]	the other party

[37]	breaching party

[38]	the other party

[39]	or Landlord

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Section 8.08 Blanket Insurance. The Tenant40 may fulfill its insurance obligations hereunder by maintaining a so-called “blanket” policy or policies of insurance in a form that provides by specific endorsement coverage not less than that which is required hereunder for the particular property or interest referred to herein; provided, however, that the coverage required by this Article [sic] VIII will not be reduced or diminished by reason of use of such blanket policy of insurance.

ARTICLE IX

DESTRUCTION AND CONDEMNATION

Section 9.01 Total or Partial Destruction.

(a) In the event the Building and/or the Premises is damaged by fire or other perils covered by Landlord’s insurance, Landlord shall:

(i) In the event of total destruction, at Landlord’s option, as soon as reasonably possible thereafter, commence repair, reconstruction and restoration of the Building and/or the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or within sixty (60) days after such damage, elect not to so repair, reconstruct or restore the building and/or the Premises, in which event this Lease shall terminate. In either event, Landlord shall give Tenant written notice of its intention within said sixty (60) day period. In the event Landlord elects not to restore the building, and/or the Premises, this Lease shall be deemed to have terminated as of the date of such total destruction.

(ii) In the event of partial destruction of the Building and/or the Premises, to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof, and if the damage thereto is such that the Building and/or the Premises may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such casualty, and if Landlord will receive insurance proceeds41 sufficient to cover the cost of such repairs, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect. If such work of repair, reconstruction and restoration shall require a period longer than ninety (90) days or exceeds twenty-five percent (25%) of the full insurable value thereof,42 insurance proceeds will not be sufficient to cover the cost of such repairs, then Landlord either may elect to so repair, reconstruct or restore and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore and the Lease shall then

[40]	and Landlord

[41]	from insurance to be obtained by Landlord hereunder

[42]	or if Landlord carries its insurance as required hereunder, but said

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terminate. Under any of the conditions of this Section 9.01(a)(ii), Landlord shall give written notice to Tenant of its intention within sixty (60) days after such partial destruction. In the event Landlord elects not to restore the Building and/or the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction.

(b) Upon any termination of this Lease under any of the provisions of this Section 9.01, the parties shall be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid.

(c) In the event of repair, reconstruction and restoration by Landlord as herein provided, the rental payable under this Lease shall be abated proportionately with the degree to which Tenant’s use of the Premises is impaired during the period of such repair, reconstruction or restoration; provided that there shall be no abatement of rent if such damage is the result of Tenant’s43 or intentional wrongdoing. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration. Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Section 9.01. Notwithstanding anything to the contrary contained in this Section 9.01, if Landlord is delayed or prevented from repairing or restoring the damaged Premises within one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord, at its option, may terminate this44 whereupon Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease45.

(d) If damage is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

(e) If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only of those portions of the Building and the Premises which were originally provided at Landlord’s expense, and the repair and restoration of items not provided at Landlord’s expense shall be the obligation of Tenant.

[43]	gross negligence, willful misconduct,

[44]	Lease by written notice to Tenant within sixty (60) days after expiration of such one (1) year period,

[45]	as of the date of Landlord’s notice to terminate

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(f) Notwithstanding anything to the contrary contained in this Section 9.01, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Section 9.01 occurs during the last twelve (12) months of the Term of this Lease or any extension hereof.

Section 9.02 Condemnation. If the whole of the Property or the Premises, or such portion thereof as shall be required for its reasonable use, shall be taken by virtue of any condemnation or eminent domain proceeding, this Lease shall automatically terminate as of the date of the condemnation, or as of the date possession is taken by the condemning authority, whichever is later. Current Rent shall be apportioned as of the date of the termination. In case of a taking of a part of the Premises or a part of the Property not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rental shall be equitably reduced based upon the proportion by which the Rentable Area of the Premises is reduced. This Rent reduction shall be effective on the date of the partial taking. No award, settlement in lieu of an award, or any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award or settlement in lieu of an award which may be made in the taking or condemnation proceeding, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided that nothing herein shall prevent Tenant from making a separate claim against the condemning authority for the taking of Tenant’s personal property and/or moving costs so long as such claim in no way affects the award to be received by Landlord.

Section 9.03 Sale Under Threat of Condemnation. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking under the power of eminent domain for all purposes under this Article IX.

ARTICLE X

INDEMNITY AND WAIVER

Section 10.01 Indemnity.

(a) Tenant, as a material part of the consideration to be rendered to Landlord, and subject to subsection 10.01(b) below, hereby agrees to defend, indemnify, and hold Landlord harmless against any and all claims, costs, and liabilities, including reasonable attorneys’ fees and costs (including costs and fees associated with any lawsuit or appeal), arising by reason of any injury or claim of injury to person or property, of any nature and howsoever caused, arising out of the use, occupation and/or control of the Premises, or from any breach of the terms of this Lease, or any violation of any governmental or insurance requirements by Tenant, its sublessees, assignees, invitees, agents, employees, contractors, or licensees, except and to the extent as may arise out of the willful or negligent acts of Landlord or Landlord’s agents, employees or contractors.

(b) In the event of concurrent negligence of Tenant, its sublessees, assignees, invitees, agents, employees, contractors, or licensees on the one hand, and that of Landlord,

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its agents, employees, or contractors on the other hand, which concurrent negligence results in injury or damage to persons or property of any nature and howsoever caused, and relates to the construction, alteration, repair, addition to, subtraction from, improvement to or maintenance of the Premises, Common Areas, or Building, Tenant’s obligation to indemnify Landlord as set forth in this Section 10.01 shall be limited to the extent of Tenant’s negligence, and that of Tenant’s sublessees, assignees, invitees, agents, employees, contractors or licensees, including Tenant’s proportional share of costs, attorneys’ fees and expenses incurred in connection with any claim, action or proceeding brought with respect to such injury or damage.

Section 10.02 Waiver. All property kept, stored or maintained on the Premises shall be so kept, stored or maintained at the sole risk of Tenant. Except in the case of Landlord’s negligence or willful misconduct, Landlord shall not be liable, and Tenant waives all claims against Landlord, for damages to persons or property sustained by Tenant or by any other person or firm resulting from the Building or by reason of the Premises or any equipment located therein becoming out of repair, or through the acts or omissions of any persons present in the Building (including the Common Areas) or renting or occupying any part of the Building (including the Common Areas), or for loss or damage resulting to Tenant or its property from burst, stopped or leaking sewers, pipes, conduits, or plumbing fixtures, or for interruption of any utility services, or from any failure of or defect in any electric line, circuit, or facility, or any other type of improvement or service on or furnished to the Premises or the Common Areas or resulting from any accident in, on, or about the Premises or the Common Areas.

ARTICLE XI

DELAYS

If either party is delayed in the performance of any covenant of this Lease because of any of the following causes (referred to elsewhere in this Lease as a “Delaying Cause”): acts of the other party, action of the elements, war, riot, labor disputes, inability to procure or general shortage of labor or materials in the normal channels of trade, delay in transportation, delay in inspections, or any other cause beyond the reasonable control of the party so obligated, whether similar or dissimilar to the foregoing, financial inability excepted, then that performance shall be excused for the period of the delay but shall in no way affect Tenant’s obligation to pay Rent or the length of the Lease Term.

ARTICLE XII

ASSIGNMENT, SUBLEASE AND SUCCESSION

Section 12.01 Consent Required. Tenant shall neither assign this Lease or any interest herein, nor sublet, license, grant any concession, or otherwise give permission to

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anyone other than Tenant to use or occupy all or any part of the Premises without the prior written consent of46.

Section 12.02 General Conditions. In the event of any assignment or sublease approved by Landlord pursuant to Section 12.01 above, Tenant shall remain primarily liable on its covenants hereunder unless released in writing by Landlord. In the event of any assignment or sublease, the assignee or sublessee shall agree in writing to perform and be bound by all of the covenants of this Lease required to be performed by Tenant. Any one assignment or subletting approved by Landlord pursuant to Section 12.01, shall not be deemed to allow any further assignment or subletting without Landlord’s prior written consent.

Section 12.03 Succession. Subject to any limitations on assignment and subletting set forth herein, all the terms and provisions of this Lease shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

ARTICLE XIII

SURRENDER OF POSSESSION

Section 13.01 Surrender. At the expiration of the Lease created hereunder, whether by lapse of time or otherwise, Tenant shall surrender the Premises to Landlord.

Section 13.02 Condition at Time of Surrender. Furnishing trade fixtures and equipment installed by Tenant shall be the property of Tenant. Upon termination of this Lease, Tenant shall remove any such property. Tenant shall repair or reimburse Landlord for the cost of repairing any damage to the Premises resulting from the installation or removal of Tenant’s property, and Tenant shall deliver the Premises to Landlord in clean and good condition, except for reasonable wear and47

ARTICLE XIV

HOLDING OVER

This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant without the express written consent of Landlord shall not constitute the renewal or extension of this Lease or give Tenant any rights in or to the Premises. In the event of such a holding over by Tenant without the express written consent

[46]	See Exhibit F Addendum, Paragraph 6

[47]	tear; provided, however, Tenant shall not be required to repair any damage or loss that is to be covered by insurance as subsequently provided and/or is beyond its reasonable control; financial inability excluded

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of Landlord, the monthly Rent payments to be paid by Tenant shall be subject to increase at the sole discretion of Landlord in an amount equal to48, provided, however, no payment of such increased Rental by Tenant shall be deemed to extend or renew the Term of this Lease, and such Rental payments shall be fixed by Landlord only to establish the amount of liability for payment of Rent on the part of Tenant during such period of holding over. In the event Landlord shall give its express written consent to Tenant to occupy the Premises beyond the expiration of the Term, that occupancy shall be construed to be a month-to-month tenancy upon all the same terms and conditions as set forth herein unless modified by Landlord in such written consent; provided that Rent charged during any period of holding over shall be as stated above.

ARTICLE XV

ENTRY BY LESSOR

Section 15.01 Entry by Landlord. Landlord reserves, and shall at any and all49 times have, the right to enter the Premises during business hours to inspect the same, to show the Premises to prospective purchasers or lessees, to post notices of non-responsibility, to repair the Premises and any portion of the Building that Landlord may deem necessary or desirable, without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed; provided, that the entrance to the Premises shall not be blocked unreasonably thereby and, provided, further that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages, injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by Landlord’s exercise of its rights pursuant to this Section 15.01, except and to the extent any such damage, injury or interference results from the negligence of Landlord. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant’s vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors to or in the Premises in an emergency, in order to obtain entry to the Premises without liability to Tenant. Any entry to the Premises obtained by Landlord by any of these means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.50

[48]	a reasonable readjustment of such rental rate based on comparable rentals charged elsewhere in the Building at that time.

[49]	reasonable

[50]	Landlord agrees to schedule any disruptive work with Tenant in advance

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Section 15.02 Failure to Surrender. If Tenant fails to surrender the Premises upon the expiration or termination of this Lease, Tenant shall indemnify and hold Landlord harmless from loss and liability resulting from that failure, including, without limiting the generality of the foregoing, any claims made by any succeeding Tenant.

ARTICLE XVI

SUBORDINATION

Section 16.01 Lease Subordinate To Mortgages. This Lease shall automatically be subordinate to any existing mortgages or deeds of trust which affect the Property, the Building and/or the Premises; to any first mortgages or deeds of trust hereafter affecting the Property, the Building and/or the Premises, and to all renewals, modifications, consolidations, replacements or extensions thereof. This provision shall be self-operative and no further instrument of subordination shall be required by any existing or first mortgagee or beneficiary of a deed of trust; provided, that Tenant shall have the continued enjoyment of the Premises free from any disturbance or interruption by any existing or first mortgagee or beneficiary of a deed of trust, or any purchaser at a foreclosure or private sale of the Property as a result of Landlord’s default under a mortgage or deed of trust, so long as Tenant is not then in default under the terms and conditions of this Lease.

Section 16.02 Estoppel Certificates. Tenant shall, within fifteen (15) days of presentation, acknowledge and deliver to Landlord (a) any subordination or non-disturbance agreement or other instrument that Landlord may require to carry out the provisions of this Article, and (b) any estoppel certificate requested by Landlord from time to time in the standard form of any mortgagee or beneficiary of and deed of trust affecting the Building and Premises certifying, if such be true, that Tenant is in occupancy, that this Lease is unmodified and in full force and effect, or if there have been modifications, that the Lease as modified is in full force and effect, and stating the modifications and the dates to which the Rent and other charges shall have been paid, and that there are no Rental offsets or claims.

ARTICLE XVII

DEFAULT AND REMEDY

Section 17.01 Events of Tenant’s Default. The occurrence of any one or more of the following events shall constitute a material default in breach of this Lease by Tenant:

(a) Vacation or abandonment of the51;

[51]	Premises which shall not include any assignment or sublease permitted under ARTICLE XII hereto;

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(b) Failure by Tenant to make any payment required as and when due, where that failure shall continue for a period of ten (10) days;

(c) Failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease, other than making any payment when due, where that failure shall continue for a period of thirty (30) days after Landlord gives written notice to Tenant of that52

(d) Making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition in bankruptcy, including reorganization arrangement, unless, in the case of a petition filed against Tenant, the petition is dismissed within thirty (30) days; or the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises, or of Tenant’s interest in this Lease.

Section 17.02 Remedies. In the event of any default by Tenant under the terms or provisions of this Lease, Landlord, in addition to any other rights or remedies that it may have, shall have the immediate right of reentry. Should. Landlord elect to reenter or take possession of the Premises, it may either terminate this Lease, or from time to time, without terminating this Lease, relet the Premises or any part thereof for the account and in the name of the Tenant or otherwise, for any term or terms and conditions as Landlord in its sole discretion may deem advisable, with the right to complete construction of or make alterations and repairs to the Premises and/or improvements installed by Tenant. Tenant shall pay to Landlord in the event of reletting, as soon as ascertained, the costs and expenses incurred by Landlord in the reletting, completion of construction, or in making any alterations and repairs. Rentals received by Landlord from any reletting shall be applied: first, to the payment of any indebtedness, other than Rent, due hereunder from Tenant to Landlord; second, to the payment of Rent due and unpaid hereunder and to any other payments required to be made by the Tenant hereunder; and the residue, if any, shall be held by Landlord in payment of future Rent or damages in the event of termination as the same may become due and payable hereunder; and the balance, if any, at the end of the Term of this Lease shall be paid to Tenant. Should Rental received from time to time from the reletting during any month be a lesser Rental than herein agreed to by Tenant, the Tenant shall pay the deficiency to Landlord. The Tenant shall pay the deficiency each month as the amount thereof is ascertained by the Landlord. Notwithstanding the foregoing, Landlord shall also have the right upon Tenant’s default to terminate this Lease, accelerate all Basic Rent payments due under this Lease for the remaining Term hereof, or if Tenant has been granted an option to extend and that option has been exercised, for the remainder of the option term, and shall be entitled to recover from Tenant the total amount of unpaid Rent together with all past due Rent and any other payment due hereunder, less the amount which is established to be the

[52]	failure, or if such failure is not reasonably capable of being cured within such thirty (30) day period, Tenant shall not be in default unless Tenant has failed to commence the cure to diligently pursue the cure to completion; and

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reasonable Rental value of the Premises for the remaining Term, after taking into consideration normal duration of vacancy periods, tenant improvement costs and Landlord’s reasonably anticipated costs of reletting the Premises.

Section 17.03 Reletting. No reletting of the Premises by Landlord permitted under Section 17.02 shall be construed as an election on Landlord’s part to terminate this Lease unless a notice of Landlord’s intention to terminate is given to Tenant, or unless the termination of the Lease is decreed by a court of competent jurisdiction. In the event of reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for a previous breach, provided it has not been cured. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedy it may have, it may recover from Tenant all damages it may incur by reason of that breach.

Section 17.04 Default of Landlord. Landlord shall not be in default unless Landlord fails to perform its obligations under this Lease within thirty (30) days after written notice by Tenant, or if such failure is not reasonably capable of being cured within such thirty (30) day period, Landlord shall not be in default unless Landlord has failed to commence the cure and diligently pursue the cure to completion.

Section 17.05 Non-Waiver. Failure by Landlord53 to take action or declare a default as a result of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of that term, covenant, or condition, or of any subsequent breach of any term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rental so accepted, regardless of Landlord’s knowledge of that preceding breach at the time of acceptance of the Rent.

Section 17.06 Mortgagee Protection. In the event of any uncured default on the part of Landlord, which default would entitle Tenant to terminate this Lease, Tenant shall not terminate this Lease unless Tenant has notified any mortgagee or beneficiary of deed of trust, whose address shall have been furnished to Tenant, at least sixty (60) days in advance of the proposed effective date of the termination. During the sixty (60) day period the mortgagee or beneficiary shall be entitled to commence to cure the default. If the default is not capable of being cured with due diligence within the sixty (60) day period, the Lease shall not be terminated if the mortgagee or beneficiary of a deed of trust shall have commenced to cure the default within the sixty (60) day period and shall pursue the cure with due diligence thereafter.

[53]	or Tenant

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ARTICLE XVIII

NOTICES

Any notice required or desired to be given under this Lease shall be in writing with copies directed as indicated herein and shall be personally served or given by mail. Any notice given by mail shall be deemed to have been given when seventy-two (72) hours have elapsed from the time which such notice was deposited in the United States mail, certified mail, return receipt requested, and postage prepaid, addressed to the party to be served at the last address given by that party to the other party under the provisions of this section. As of the Lease Commencement Date, the addresses of the Landlord and Tenant are as specified in the Lease Summary.

ARTICLE XIX

HAZARDOUS SUBSTANCES

Section 19.01 Presence and Use of Hazardous Substances. Tenant shall not, without Landlord’s prior written consent, keep on or around the Premises, Common Areas or Building, for use, disposal, transportation, treatment, generation, storage or sale, any substances designated as, or containing components designated as hazardous, dangerous, toxic or harmful (collectively referred to as “Hazardous Substances”), and/or are subject to regulation as Hazardous Substances by any federal, state or local law, regulation, statute or ordinance.

Section 19.02 Cleanup Costs, Default and Indemnification. Tenant shall be fully and completely liable to Landlord for any and all cleanup costs and any and all other charges, fees, penalties (civil and criminal) imposed by any governmental authority with respect to Tenant’s use, disposal, transportation, treatment, generation, storage and/or sale of Hazardous Substances, in or about the Premises, Common Areas, or Building, whether or not consented to by Landlord. Tenant shall indemnify, defend and hold Landlord harmless from any and all of the costs, fees, penalties, liabilities and charges incurred by, assessed against or imposed upon Landlord (as well as Landlord’s attorneys’ fees and costs) as a result of Tenant’s use, disposal, transportation, treatment, generation, storage and/or sale of Hazardous Substances.

ARTICLE XX

MISCELLANEOUS

Section 20.01 Paragraph Headings. The paragraph headings used in this Lease are for convenience only. They shall not be construed to limit or to extend the meaning of any part of this Lease.

Section 20.02 Amendments. Any amendments or additions to this Lease shall be in writing by the parties hereto, and neither Tenant nor Landlord shall be bound by any verbal or implied agreements.

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Section 20.03 Time of the Essence. Time is expressly declared to be of the essence of this Lease.

Section 20.04 Entire Agreement. This Lease contains the entire agreement of the parties hereto with respect to the matters covered hereby, and no other agreement, statement or promise made by any party hereto, or to any employee, officer or agent of any party hereto, which is not contained herein, shall be binding or valid.

Section 20.05 Language. The words “Landlord” and “Tenant”, when used herein, shall be applicable to one (1) or more persons, as the case may be, and the singular shall include the plural and the neuter shall include the masculine and feminine, and if there be more than one (1) the obligations hereof shall be joint and several. The word “persons” whenever used shall include individuals, firms, associations and corporations and any other legal entity, as applicable. The language in all parts of this Lease shall in all cases be construed as a whole and in accordance with its fair meaning, and shall not be construed strictly for or against Landlord or Tenant.

Section 20.06 Invalidity. If any provision of this Lease shall be deemed to be invalid, void or illegal, it shall in no way affect, impair or invalidate any other provision hereof.

Section 20.07 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, and the exact amount of such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any mortgage or deed of trust covering the Premises. Therefore, in the event Tenant shall fail to pay any installment of Rent or other sum due hereunder within ten (10) days after notice of default of payment is given by Landlord, Tenant shall pay to Landlord as Additional Rent a late charge equal to54 of each installment or the sum of $25.00 per month, whichever is greater. A $20.00 charge will be paid by the Tenant to the Landlord for each returned check. In the event Landlord pays any sum or expense on behalf of Tenant which Tenant is obligated to pay hereunder, or in the event Landlord expends any other sum or incurs any expense, or Tenant fails to pay any sum due hereunder, Landlord shall be entitled to receive interest upon said sum at the rate of eighteen percent (18%) per annum until paid.

Section 20.09 Computation of Time. The word “day” means “calendar day” herein, and the computation of time shall include all Saturdays, Sundays and holidays for purposes of determining time periods specified herein.

Section 20.10 Applicable Law. This Lease shall be interpreted and construed under and pursuant to the laws of the State of Washington.

[54]	two percent (2%)

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Section 20.11 Provision Independent. Unless otherwise specifically indicated, all provisions set forth in this Lease are independent of one another, and the obligations or duties of either party hereto under any one provision are not dependent upon either party performing under the terms of any other provision.

Section 20.12 Attorneys’ Fees. In the event either party requires the services of an attorney in connection with enforcing the terms of this Lease or in the event suit is brought for the recovery of any Rent due under this Lease for the breach of any covenant or condition of this Lease, or for the restitution of said Premises to Landlord, and/or eviction of Tenant during the term of this Lease or after the expiration thereof, the prevailing party will be entitled to a reasonable sum for attorneys’ fees, witness fees, and other court costs, both at trial and on appeal.

Section 20.13 Termination. Upon the termination of this Lease by expiration of time or otherwise, the rights of Tenant and all persons claiming under Tenant in and to the Premises shall cease.

Section 20.14 Broker’s Commission. Tenant represents and warrants that it has incurred no liabilities or claims for brokerage commissions or finder’s fees in connection with the negotiation and/or execution of this Lease and that it has not dealt with or has any knowledge of any real estate broker/agent or salesperson in connection with this Lease except for those set forth in this Section. Tenant agrees to indemnify, defend Landlord against, and hold Landlord harmless from, all such liabilities and claims (including, without limitation, attorney’s fees and costs).

Section 20.15 Signs or Advertising. The Tenant will not inscribe any inscription or post, place, or in any manner display any sign, notice, picture or poster or any advertising matter whatsoever, anywhere in or about the Premises or Building, which can be seen from outside the Premises, without first obtaining the Landlord’s written consent thereto. Any consent so obtained from Landlord shall be with the understanding and agreement that Tenant will remove these items at the termination of the tenancy herein created and repair any damage or injury to the Premises or the Building caused thereby. Landlord will install and maintain a building directory of tenants in the principal lobby entrance of the Building, and Landlord may, as it may determine from time to time, publish or advertise the tenancy list of Landlord’s Building. Tenant shall not use photographs, drawings, or other renderings of the Building, the Building logo or tradename, or any other proprietary name, mark or symbol of Landlord without first obtaining Landlord’s prior written consent.

Section 20.16 Transfer of Landlord’s Interest. In the event Landlord transfers its reversionary interest in the Premises or its rights under this Lease, other than a transfer for security purposes only, Landlord shall be relieved of all obligations occurring hereunder after the effective date of such55.

[55]	transfer, provided, that the transferee assumes the obligation of Landlord hereunder.

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Section 20.17 Date of Execution. The date this Lease is executed shall be deemed to be the day and year first written above.

Section 20.18 Counterparts. This Agreement may be executed by the parties in counterparts, and each such counterpart shall be deemed to be an original hereof.

Section 20.19 Quiet Enjoyment. Subject to the provisions of this Lease and conditioned upon performance of all of the provisions to be performed by Tenant hereunder, Landlord shall secure to Tenant during the Lease Term the quiet and peaceful possession of the Premises and all rights and privileges appertaining thereto.

Section 20.20 Authority. Each party hereto warrants that it has the authority to enter into this Agreement and that the signatories hereto have the authority to bind Landlord and Tenant, respectively.

Section 20.21 Name of Building. In the event Landlord chooses to change the name of the Building, Tenant agrees that change shall not affect in any way its obligations under this Lease, and that, except for the name change, all terms and conditions of this Lease shall remain in full force and effect. Tenant agrees further that such name change shall not require a formal amendment to this Lease, but shall be effective upon Tenant’s receipt of written notification from Landlord of said change.

Section 20.22 Rules and Regulations. Tenant agrees to abide by and adhere to any rules and regulations for the Building, and all amendments thereto, which may be promulgated from time to time by Landlord which do not materially change the provisions of this Lease. The rules and regulations currently in effect upon the date of execution of this Lease are set forth as Exhibit D attached hereto.

Section 20.23 Consents. Landlord shall act reasonably when determining whether to give any consents or approvals under the terms of this Lease.

Section 20.24 Agency Disclosure. At the signing of this Lease, the Leasing Agent identified in the Lease Summary represented the party noted therein. Each party signing this document confirms that prior oral and/or written disclosure of agency was provided to him/her in this transaction (as required by WAC 308-124D-040)

Section 20.25 Lease Summary, Addendum and Exhibits. The Lease Summary, set forth on pages (i) and (ii) of the Lease, as well as any addenda and Exhibits to this Lease are hereby incorporated herein by reference.

Section 20.26 Survival. Those provisions of this Lease which, in order to be given full effect, require performance by either Landlord or Tenant following the termination of this Lease shall survive the Termination Date.

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IN WITNESS WHEREOF, this Lease Agreement is executed on the day and year first written above.

TENANT:			LANDLORD:

FIFTEEN-O-ONE FOURTH AVENUE
FEDERAL HOME LOAN BANK OF			LIMITED PARTNERSHIP, a Washington
SEATTLE, a federal corporation			limited partnership

By:	/s/ [Illegible]		By:	Its Managing Agent:

	Its:	Senior Vice President and Chief Operations Officer		PRESCOTT, INC., a Washington corporation

				By:	/S/ RICHARD C. CLOTFELTER
					Its:	President

PARTNERSHIP ACKNOWLEDGEMENT

STATE OF	)
	)	ss:
COUNTY OF	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this              day of                     , 19    , before me personally appeared                                          , to me known to be the                                           of                                          , the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

NOTARY PUBLIC in and for the State of , residing at . My appointment expires: .

CORPORATION ACKNOWLEDGMENT

STATE OF WASHINGTON	)
) ss:
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgement is the person whose true signature appears on this document.

On this 11th day of July, 1991 before me, the undersigned, a Notary Public in and the State of Washington, duly commissioned and qualified, personally appeared Jeffrey D. Bell, to me known to be the Senior Vice President and Chief Operations Officer of FEDERAL HOME LOAN BANK OF SEATTLE, the corporation that executed the within and foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes herein mentioned, and on oath stated that he was authorized to execute the said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal, the day and year first above written.

/s/ KATHERINE ANN WIMER
NOTARY PUBLIC in and for the State of Washington, residing at Seattle. My appointment expires: 10-28-92.

LANDLORD’S ACKNOWLEDGEMENT

STATE OF WASHINGTON	)
) ss:
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 15th day of July, 1991, before me personally appeared Richard C. Clotfelter, to me known to be the President of PRESCOTT, INC., Managing Agent of FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership, the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ KATHERINE ANN WIMER
NOTARY PUBLIC in and for the State of Washington, residing at Seattle. My appointment expires: 10-28-92.

EXHIBIT A

TENANT FLOOR PLAN

[Page A-1: Floor Plan]

[Page A-2: Floor Plan]

[Page A-3: Floor Plan]

EXHIBIT B

LEGAL DESCRIPTION

Lots 7, 8, 9, 10, 11, and 12, Block 22, and Lots 9 and 12, Block 23, of the Addition to the Town of Seattle as laid out by A. A. Denny (commonly known as A. A. Denny’s Third Addition to the City of Seattle) according to the plat thereof recorded in Volume 1 of Plats, page 33, records of King County, Washington.

Situate in the City of Seattle, County of King State of Washington.

EXHIBIT C

[Floor Plan titled REVISED COMPUTER ROOM]

EXHIBIT D

RULES AND REGULATIONS

1. The sidewalks, halls, passages, elevators, stairways, exits and entrances of the Building shall not be obstructed by Tenant or used by it for any purpose other than for ingress and egress from the Premises. The halls, passages, exits, entrances, elevators, retail arcade, escalators, balconies and stairways are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access to those areas by all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing in this Lease shall be construed to prevent access to persons with whom Tenant normally deals in the ordinary course of its business, unless those persons are engaged in illegal activities. Tenant shall not go upon the roof of the Building, except in areas that Landlord may designate as “Common Areas” from time to time.

2. The Premises shall not be used for lodging or sleeping. Unless ancillary to a56 or other food service use specifically authorized in Tenant’s57 no cooking shall be done or permitted by Tenant on the Premises, except that the preparation of hot beverages and use of microwave ovens for Tenant and its employees shall be permitted.

3. Landlord shall clean the leased Premises as provided in the Janitorial Schedule attached hereto, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for such purpose, but Tenant shall have the right to have an employee on the Premises for special and/or extraordinary cleaning as desired by Tenant and at Tenant’s expense. Tenant shall not cause unnecessary labor by reason of Tenant’s carelessness anti indifference in the preservation of good order and cleanliness.

4. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises without furnishing Landlord with a key for any lock and obtaining Landlord’s prior permission. Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys and/or security cards to doors in the Building and the Premises that shall have been furnished to Tenant and in the event of loss of any keys and/or security cards so furnished, shall pay Landlord for the lost keys and/or security cards.

5. The freight elevator shall be available for use by Tenant, subject to reasonable scheduling as Landlord shall deem appropriate. The persons employed by Tenant to move equipment or other items in or out of the Building must be acceptable to Landlord. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials,

[56]	restaurant, kitchen facility

[57]	Lease or located in the Premises at Commencement,

supplies, furniture or other property brought into the Building. No safes or other objects larger or heavier than the freight elevator of the Building is limited to carry shall be brought into or installed on the Premises without Landlord’s prior written consent. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of thickness as is necessary to properly distribute the weight of those objects. Landlord will not be responsible for loss of or damage to any property from any cause, and all damage done to the Building by moving or maintaining Tenant’s property shall be repaired at the expense of Tenant. The moving of heavy objects shall occur only between those hours as may be designated by and only upon written notice to Landlord and the persons employed to move heavy objects in or out of the Building must be acceptable to Landlord.

6. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or flammable or combustible fluid or materials or use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not sweep or throw or permit to be swept or thrown from the Premises any debris or other substance into any of the corridors, halls or lobbies or out of the doors or windows or into the stairways of the Building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises. Tenant shall not use, keep or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business in the Building.

7. During non-business hours and on holidays access to the Building, or to the halls, corridors or stairways in the Building, or to the Premises, may be refused unless the person seeking access is known to the Building and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom Landlord has the right to exclude under Rule 1 above. In case of invasion, mob, riot, public excitement or other circumstances rendering that action advisable in Landlord’s opinion, Landlord reserves the right to prevent access to the Building during the continuance of that activity by taking those actions that Landlord may deem appropriate, including closing entrances to the Building.

8. Tenant shall see that the doors of the Premises are closed and securely locked when Tenant’s employees leave the Premises.

9. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be deposited in any of them, and any damage resulting to them from Tenant’s misuse shall be paid for by Tenant.

10. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale from the Premises of newspapers, magazines, periodicals, theatre tickets or any other goods, merchandise or service, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for manufacturing of any kind, or for any business or activity other than that specifically provided for in Tenant’s Lease. No Tenant shall obtain for use upon the Premises ice, towel and other similar services, or accept barbering or shoe polishing services in the Premises, except from persons authorized by Landlord and at hours and under regulations fixed by Landlord.

11. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building.

12. Tenant shall not use in any space, or in the Common Areas of the Building, any handtrucks except those equipped with rubber tires and side guards or other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by Tenant into the Building or kept in or about the Premises. All mail carts shall be equipped with rubber guards to protect elevators, doors and hallways.

13. No sign, advertisement or notice visible from the exterior of the Premises shall be inscribed, painted or affixed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. If Landlord shall have consented at anytime, whether before or after the execution of this Lease, that consent shall in no way operate as a waiver or release of any of the provisions of this Rule 12 or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so consented to by Landlord.

14. Except as shown in the design plan approved by Landlord, the sashes, sash doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed and, there shall be no hanging plants or other similar objects in the immediate vicinity of the windows or placed upon the window sills or hung from the window heads.

15. No tenant shall lay linoleum or other similar floor covering so that it is affixed to the floor of the Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises, shall be subject to approval by Landlord. The expense of repairing any damage resulting from a violation of this Rule 15 shall be borne by the Tenant by whom, or by whose agents, clerks, employees or visitors, the damage shall have been caused.

16. 58 loading, unloading, and delivery of merchandise, supplies, materials and furniture to the Premises shall be made during reasonable hours and in entryways and elevators as Landlord shall designate. In its use of the building loading dock, Tenant shall not obstruct or permit the obstruction of loading areas, and at no time shall Tenant park vehicles in the loading areas except for loading and unloading.

17. Canvassing, soliciting, peddling or distribution of handbills or any other written material in the Building is prohibited and Tenant shall cooperate to prevent those activities.

18. [Deleted]

19. Landlord may direct the use of all pest extermination and scavenger contractors at intervals as Landlord may require.

20. If Tenant desires telephone or telegraph connections, Landlord will direct service technicians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without directions from Landlord.

21. Tenant shall immediately, upon request from Landlord (which request need not be in writing), reduce its lighting in the Premises for temporary periods designated by Landlord, when required in Landlord’s judgment to prevent overloads of mechanical or electrical systems of the Building.

22. Landlord reserves the right to select the name of the Building and to change the name as it may deem appropriate from time to time, and Tenant shall not refer to the Building by any name other than: (a) the names as selected by Landlord (as that name may be changed from time to time), or (b) the postal address, approved by the United States Post Office. Tenant shall not use the name of the Building in any respect other than as an address of its operation in the Building without the prior written consent of Landlord.

23. The requirements of Tenant will be attended to only upon application by telephone or in person at the office of the Building manager. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction from Landlord.

24. Landlord may waive any one or more of the Rules and Regulations for the benefit of any particular tenant or tenants, but no waiver by Landlord shall be construed as a waiver of the Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any Rules and Regulations against any or all of the tenants in the Building.

[58]	Except as otherwise approved by Landlord in writing, all

25. Wherever the word “Tenant” occurs in these Rules and Regulations, it is understood and agreed that it shall mean Tenant’s assigns, subtenants, associates, agents, clerks, employees and visitors. Wherever the word “Landlord” occurs in these Rules and Regulations,’ it is understood and agreed that it shall mean Landlord’s assigns, agents, clerks, employees and visitors.

26. These Rules and Regulations are in addition to, and shall not be construed in any way to modify, alter or amend, in whole or part, the terms, covenants, agreements and conditions of any Lease of Premises in the Building.

27. Landlord reserves the right to make additional rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

/s/ RCC
Initials	Initials

Tenant	Landlord

EXHIBIT E

GUARANTY

“INTENTIONALLY OMITTED”

EXHIBIT F

ADDENDUM

THIS ADDENDUM is made as of 15 July, 1991, to and as a part of that certain Century Square Lease Agreement, dated 15 July, 1991, between 1501 FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership (“Landlord”), and FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation (“Tenant”).

1. See Page i and Page 3, Section 4.01 Basic Rent, and Page ii and Page 3, Section 4.02 Operating Expenses. Tenant shall not be required to pay Basic Rent or Operating Expenses as Additional Rent for the four (4) month period commencing May 1, 1993 and ending August 31, 1993.

2. See Page 7, Section 7.02(b) Services to be Furnished by Landlord. . . . at temperatures and in amounts as are considered by Landlord to be standard and consistent with a First Class Complex. The Premises will have its own electric meter and the cost of the electricity for heating the Premises shall be metered directly to the Premises; the cost for electricity used for air conditioning shall be prorated in accordance with Section 4.02(f)(iv);

3. See Page 7, Section 7.02(c) Services to be Furnished by Landlord. . . . Seattle. Beginning on or about the Commencement Date and continuing once annually thereafter, Landlord will, at an agreed upon due date, do touch-up painting, carpet dry cleaning, and woodwork refinishing in heavy traffic areas of Tenant’s Premises;

4. See Page 8, Section 7.02 (last paragraph) Services to be Furnished by Landlord. Provided, however, in the event that equipment or machinery under Landlord’s control fails and causes an interruption of service for more than seventy two (72) hours, Tenant shall then have a claim for Rent reduction to the extent such service interruption has effected all or a portion of the Premises for a period commencing after the 72nd hour of interruption and ending when service has been restored.

5. See Page 9 ARTICLE VIII INSURANCE.

(a) See Page 9, Section 8.02 Liability Insurance.

. . . damage. Landlord shall provide and maintain in full force and effect a policy or policies of comprehensive liability insurance issued by one or more insurance carriers admitted to do business in the State of Washington, insuring against liability for injury to or death of persons and loss of or damage to property occurring in the Common Areas of the Building. Said liability insurance shall be in an amount not less than $1,000,000 combined single limit.

(b) See Page 9, Section 8.04 Casualty Insurance.

. . . business. Notwithstanding the foregoing provisions of this Section 8.04, Landlord shall at all times from and after the Commencement Date maintain in effect a policy or policies of insurance issued by one or more carriers admitted to do business in the State of Washington covering the Building in an amount not less than one hundred percent (100%) of the full replacement cost (exclusive of the cost of excavations, foundations and footings) thereof, as may be determined from time to time by Landlord, or in the amount of such insurance Landlord’s mortgage lender requires Landlord to maintain, whichever amount is greater. Such policy shall be provided on an “all risk” form of property casualty coverage, subject to commercially reasonable deductibles. Landlord’s obligation to maintain the casualty insurance specified herein may be brought within the coverage of any so-called blanket policy or policies of insurance carried or maintained by Landlord. The proceeds of such insurance may be assigned by Landlord to the beneficiary of any deed of trust or similar instrument encumbering the Property.

6. See Page 13, Section 12.01 Consent Required.

. . . Landlord, which consent will not be unreasonably withheld; provided, however, that any rental charged a sublessee that results in a net return (after deducting all costs of subletting, such as commissions, improvements, space planning modifications, advertising and so forth) greater than the Rent paid by the Tenant to the Landlord for such space will be split 50/50 between the parties; but provided further, however, that the foregoing proviso shall not apply to a sublease to a subtenant “related” to the Tenant, such as the Federal Home Mortgage Corporation, other similar agencies or stockholder institutions.

7. See Page i and Page 1, Section 1.01 Premises Defined, and Page ii and Page 4, Section 4.02 Operating Expenses.

Expansion Option.

7.01 Expansion Space. After the second (2nd) anniversary of the Lease Commencement Date, Tenant shall have the right to lease additional space within the Building (the “Expansion Space”) as set forth below. The right to lease the Expansion Space shall be referred to herein as Tenant’s expansion option (“Expansion Option”). Any Expansion Space leased by the Tenant shall become a part of the Premises for all purposes under this Lease, and Tenant’s use and occupancy of the Expansion Space shall be in accordance with the terms and conditions of this Lease. The area initially occupied by Tenant as described in Section 1.01 of the Lease shall be referred to in this Addendum as the initial premises (“Initial Premises”) when differentiating such initial portion of the Premises from the Expansion Space. The Expansion Space shall be located on the 18th floor contiguous to the Initial Premises (the “Expansion Floor”).

7.02 Option. Tenant shall have one (1) Expansion Option, available during the initial Lease Term. Such Expansion Option shall be for an area of not less than 500 rentable square feet and not more than 6,410 rentable square feet, unless otherwise agreed to by Landlord and Tenant. The Expansion Option which Tenant may exercise and the effective date (“Effective Date”) of such option is as follows:

Effective Date
Expansion Option
(500 to 6,410 rentable square feet)	May 1, 1995

7.03 Exercise of Expansion Option. Tenant shall exercise the Expansion Option by delivering written notice of such exercise to Landlord not less than six (6) months prior to the Effective Date for such option as set forth above. Any Expansion Option which is not timely exercised shall expire without any further notice or demand by Landlord.

7.04 Delivery of Space. After Tenant exercises an Expansion Option, Landlord shall cooperate in establishing a schedule for delivery of such Expansion Space to Tenant. The delivery of the Expansion Space shall occur not prior to two (2) months and not after four (4) months following the Effective Date set forth Paragraph 7.02 above for such Expansion Option. If Landlord and Tenant cannot agree upon a scheduled delivery date for any increment of Expansion Space, then the Landlord shall deliver to Tenant the Expansion Space and Tenant shall accept such Expansion Space, so long as it is in the condition specified in Paragraph 7.05 below, on the 30th day following the Effective Date for such Expansion Option.

7.05 Condition of Expansion Space. Landlord shall be responsible for improving or altering the Expansion Space with tenant improvements similar in quantity and quality to the Initial Premises pursuant to plans approved by both Landlord and Tenant subject to the tenant improvement allowance set forth below. Landlord shall not be required to expend sums in improving the Expansion Space in excess of Ten and No/100 Dollars ($10.00) per rentable square foot area of any Expansion Space previously improved for occupancy, adjusted using January data for any increase or decrease in the U.S. Department of Labor Statistics Consumer Price Index, all items “All U.S. Urban Consumers”, U.S. City Average from January 1, 1991 to January 1, 1995.

7.06 Basic and Additional Rent for Expansion Space. Tenant shall pay Landlord, in addition to Basic Rent for the Initial Premises and commencing on the date on which Tenant accepts or is required to accept any applicable Expansion Space, the then current Per Rentable Square Foot Rent Rate set forth in Section 4.01 of the Lease Summary as increased from time to time, for each rentable square foot of Expansion Space leased by Tenant pursuant to this Paragraph 7. Tenant’s Proportionate Share, for purposes of calculating Additional Rent pursuant to Section 4.02 of the Lease, shall be adjusted, from time to time, as necessary to account for the addition of any Expansion Space to the total area of the Premises.

8. See Page i and Page 1 Section 1.01 Premises Defined.

Load Factor. Notwithstanding anything in the Lease to the contrary, the load factor, as defined by the Building Owners and Managers Association International shall not be more than 1.0945 percent on any floor occupied by Tenant.

9. See Page i and Page 2 Section 3.01 Term.

Option to Extend. Tenant shall have the right to extend the Term of the Lease for two (2) consecutive terms of five (5) years (the “Extension Periods”) on the same terms and conditions as the Lease except for Basic Rent which shall be determined as set forth below; provided, that said option to extend may be exercised only in the event Tenant is not in default at the time said option right is exercised and at the time the applicable Extension Period is to commence. Tenant shall deliver to Landlord written notice exercising an extension option not less than twelve (12) months prior to the expiration of the Initial Term, or previous Extension Period, as applicable. In the event Tenant fails to exercise an extension option, any subsequent extension option shall immediately lapse without further notice or demand. The Basic Rent for the first Extension Period shall be 95% of the market rent (“Market Rent”) as determined pursuant to Paragraph 10 below of this Addendum, or, Thirty Three and No/100 Dollars ($33.00) per rentable square foot, whichever is the lesser amount. The Basic Rent for the second Extension Period shall be 95% of market rent as determined pursuant to Paragraph 10 below of this Addendum, or, Forty One and 25/100 Dollars ($41.25) per rentable square foot, whichever is the lesser amount. For purposes of calculating operating expenses to be paid by Tenant as Additional Rent during each Extension Period, the actual Total Operating Expenses incurred in the calendar year in which each such Extension Period commences shall be the new Expense Stop to be applied per Lease Section 4.02.

10. Market Rent-Definition.

(i) The term market rent (“Market Rent”) shall mean rent that would be paid by a willing tenant to a willing landlord for a term equal to that available to Tenant at the time in question, for comparable space leased in the high rise elevator bank Century Square within the previous six (6) month period. If no space in Century Square has been leased in the six (6) month period, then mid or high rise space in Two Union Square or the First Interstate Building will be used as comparable space. Such determination shall include adjustments as are typically part of any such comparable rental agreement. For purposes of determining Market Rent, the total area of the Initial Premises and any Expansion Space shall be used. Landlord and Tenant shall use their best efforts to negotiate Market Rent within sixty (60) days after exercise by Tenant of an option to extend. If Landlord and Tenant have not agreed on Market Rent by the end of such 60-day period, each shall submit to the other in writing their final and best offer as to their opinion of Market Rent for the applicable Extension Period, and Market Rent shall then be determined by arbitration.

(ii) Such arbitration (“Arbitration”) shall be in accordance with the Commercial Arbitration Rules of the American Arbitration Association as then in effect, each party to appoint one arbitrator and those two arbitrators to appoint a third arbitrator. All arbitrators shall be persons who by their experience and profession are familiar with the subject matter and issue before the Arbitration. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof, subject, however, to the provisions of RCW Chapter 7.04 which are not in conflict with said Rules; provided, however, if such Association is not then functioning or such Rules are not then in effect, Arbitration shall be conducted in accordance with the requirements of RCW Chapter 7.04, or such other provisions of the statutory laws of the State of Washington as may be enacted in lieu of said Chapter 7.04, one arbitrator to be appointed by each of the parties hereto, and those two arbitrators to promptly appoint a third arbitrator. All such Arbitration proceedings shall take place in Seattle, Washington, and shall be concluded prior to the commencement of the applicable Extension Period. In any such Arbitration proceeding, each party shall have full access to the books and records of the other party and the power to call for testimony any employee, agent or officer of any other party, and all other rights to discovery afforded under the then applicable Civil Rules for the Superior Court for the State of Washington or rules or laws applicable to proceedings in King County Superior Court adopted in lieu thereof shall be applicable, all of which shall be fully enforceable by the arbitrators, or if they fail to effect such enforcement, by the Superior Court of King County, Washington.

(iii) If the Market Rent as determined by the Arbitration is one hundred ten percent (110%) or more than the final and best Market Rent specified by Tenant at the end of the sixty (60) day period described above, Tenant shall pay the entire fee charged by the third arbitrator. If, on the other hand, the Market Rent determined by the Arbitration is less than ninety percent (90%) of the final and best Market Rent specified by Landlord at the end of the sixty (60) day period described above, Landlord shall pay the entire fee charged by the third arbitrator. Otherwise, the third arbitrator’s fee shall be paid equally by Landlord and Tenant. Each party shall pay the fees charged by the arbitrator selected by it.

11. Refurbishment at Lease Extension. Pursuant to Paragraph 9 above, on or about the commencement date of each Extension Period, Landlord shall repaint the entire Premises and refinish woodwork throughout the Premises as needed. Additionally, on the commencement date of the first (1st) Extension Period, Landlord shall provide new carpet for the Premises.

12. See Page i and Page 1 Section 1.01 Premises Defined.

Right of First Refusal.

12.01 Right of First Refusal. Effective as of the Commencement Date of the Lease Term, Landlord grants Tenant a right of first refusal (“Right of First Refusal”) to lease space on the 18th floor contiguous to the Initial Premises. Tenant’s Right of First Refusal rights hereunder shall apply only with respect to such floor on which the Expansion Space is located. This Right of First Refusal shall remain in effect until (a) all of the RFR Space has been leased by Tenant, or (b) a portion of the RFR Space has been leased to a third party, whichever shall first occur, at which time the Right of First Refusal shall terminate and shall be of no further force and effect with respect to such leased RFR Space, except as provided for in 12.02(d) below.

12.02 Exercise of Right of First Refusal. This Right of First Refusal shall be subject to the following terms and conditions:

(a) Landlord shall provide Tenant with a written notice (the “Notice”) at such time as Landlord submits a lease proposal to a third party to lease all or any portion of the RFR Space, which Notice shall set forth the fact that a lease proposal covering all or some portion of the RFR Space has been submitted to a third party and stating the rentable square foot area and location of the RFR Space subject to such proposal and the date on which the lease of the applicable RFR Space is to commence.

(b) Tenant shall have ten (10) calendar days (the “Response Period”) from receipt of such Notice within which to elect to take all of the RFR Space being offered to the third party, which election shall be in writing and received by Landlord within said Response Period.

(c) Tenant shall pay to Landlord the first month’s Basic Rent for such RFR Space within the Response Period at a negotiated rate not greater than the then current Per Rentable Square Foot Rent Rate set forth in the Lease Summary.

(d) Failure of Tenant to elect to take all of the RFR Space being offered to a third party within the Response Period in the manner set forth above shall be conclusively deemed a waiver of Tenant’s Right of First Refusal with respect to that portion of the RFR Space, and Landlord shall thereafter have the right to lease, at its sole discretion from time to time, that portion of the RFR Space. Provided, however, in the event all or a portion of the RFR Space is leased to a third party for a term which terminates prior to the Termination Date of this Lease, then in that event the Right of First Refusal will be in effect from the termination of such third party lease through the Termination Date of this Lease. Provided further, that in the event Landlord does not consummate a lease with such third party, then in that event, Tenant’s Right of First Refusal shall not be deemed to have been waived.

(e) Tenant is not in default under this Lease and is in occupancy of the Premises (i) on the date Tenant elects in writing to exercise this Right of First Refusal and (ii) on the date Tenant occupies the RFR Space.

12.03 Terms for Lease of RFR Space. If the Right of First Refusal with respect to any RFR Space is exercised at the time and in the manner as set forth above, Tenant shall take all of such RFR Space under all of the terms and conditions of this Lease and such provisions shall automatically be amended to include that portion of the RFR Space taken commencing on the date set forth in Landlord’s Notice given pursuant to subparagraph 12.02(a) above. Basic Rent payable by Tenant shall be increased to account for the additional square footage of the RFR Space at not greater than the Per Rentable Square Foot Rent Rate in effect from time to time during the Lease Term as stated in the Lease Summary. Tenant’s Proportionate Share, for purposes of calculating Additional Rent pursuant to Section 4.02 of the Lease, shall also be increased to account for the additional square footage of RFR space leased by Tenant.

13. See Page ii and Page 3 Section 4.02 Operating Expenses.

Cap on Operating Expense Increase. Tenant shall not be responsible for payment of Tenant’s Proportionate Share of Total Operating Expenses for any year, exclusive of real estate taxes, assessments, insurance, utility costs, janitorial services, trash removal, elevator, escalator and HVAC maintenance costs allocated to the Premises, in excess of six percent (6%) over the Total Operating Expenses for the prior Lease Year, exclusive of real property taxes, assessments, insurance, utility costs, janitorial services, trash removal, elevator, escalator and HVAC maintenance costs allocated to the Premises. For purposes of calculating Operating Expense increases subject to this provision, landlord shall apply the six percent (6%) cap separately to each expense category not specifically excluded herein, it being the intent of the parties hereto that non-excluded expense categories shall not be grouped together or averaged in arriving at allowable increase amounts.

14. Storage Area.

(a) Square Feet and Location. In addition to the Premises, Tenant shall also have the right to use, during the Term of this Lease, a locked and reasonably secured exclusive storage area up to but not more than 2,100 square feet in area (the “Storage Area”). Attached hereto as Exhibit H is a portion of the floor plan for Subgrade Level A of the Building (the level immediately below Level 1), showing one (1) area for storage containing 506 square feet. (All of the walls of the Storage Area on Subgrade Level A are constructed with poured concrete or cement block.) Additionally, 287 square feet of Storage Area shall be located on the 18th floor as depicted on Exhibit A attached, and the remaining area of up to 1,307 square feet shall be made available by the Landlord to the Tenant as needed, upon reasonable notice and in reasonably sized increments, in the Building. Landlord shall identify by signage or otherwise the Storage Area as being used exclusively by Tenant. The use of the Storage Area by Tenant shall conform with the terms and conditions of the Lease, and shall be further subject to such reasonable rules and regulations as Landlord may from time to time adopt.

(b) Storage Area Rent. Tenant shall pay Landlord as Additional Rent in monthly installments Seven and No/100 Dollars ($7.00) per rentable square foot of Storage Area through April 30, 1996 and Ten and No/100 Dollars ($10.00) per rentable square foot of Storage Area through April 30, 1998. Storage Rent for any Extension Period pursuant to Paragraph 9 above shall be the greater of market or Fifteen and No/100 Dollars ($15.00) per square foot, but in any event not greater than Fifteen and No/100 Dollars ($15.00) per square foot for the first (1st) Extension Period and Twenty and No/100 Dollars ($20.00) per square foot for the second (2nd) Extension Period.

15. See Page 4, Section 4.02(d) Operating Expenses.

At least thirty (30) days prior to the Commencement Date, Landlord shall provide Tenant with a written estimate of Total Operating Expenses for the first Lease Year (May 1, 1993 through December 31, 1993); Landlord shall also provide to Tenant at least thirty (30) days prior to the Commencement Date the Expense Stop amount per Section 4.02(b) of the Lease Summary and shall also at that time inform Tenant what amount shall be payable as Additional Rent per this Section 4.02.

16. See Page 6, Section 4.02(f) Operating Expenses (last paragraph)

In addition to excluded expense items set forth in this paragraph, the following expenses shall not be included in Operating Expenses:

(a)	executives’ salaries and benefits above the grade of Building Manager, including the general partner(s);

(b)	capital improvements and replacements which under generally applied cash basis accounting principles and practices would be classified as capital expenditures;

(c)	depreciation of any description on Building, Premises, improvements, machinery, tools, equipment or any other items used in connection with the operation and maintenance of the Building, excluding small tools and small equipment used in routine maintenance;

(d)	any other expense which under generally applied cash basis accounting principles and practices would not be regarded as a maintenance or operating expense;

(e)	any expense for which Landlord is compensated through proceeds of insurance;

(f)	cost of repair of Building caused by fire or other casualty or by the exercise of the right of eminent domain;

(g)	advertising and promotional expenditures;

(h)	legal and auditing fees other than reasonable legal services and auditing expenses necessarily incurred in connection with the maintenance and operation of the Building or the Property;

(i)	costs incurred in performing work or furnishing service to tenants or for which Landlord is directly compensated by such tenants, other than work and services normally done or provided for by a reasonably prudent operator of a First Class Complex;

(j)	governmental imposition or surcharge imposed upon Landlord resulting solely from the actions of other tenants;

(k)	finance charges for any future capital expenditures;

(1)	any costs related to public transportation, transit or van pool unless imposed by governmental authority;

(m)	costs of any special services or capital improvements rendered to individual tenants (including the Tenant) for which a special direct charge is made;

(n)	taxes other than those defined in 4.02 (f)(x) above. (Business and Occupation [“B & O”) taxes are specifically excluded from Operating Expenses.)

EXHIBIT G

“Expense Allocation Example”

[CHART]

EXHIBIT H

STORAGE SPACE PLAN

SUBGRADE LEVEL A

[Floor Plan]

EXHIBIT I

PARKING AGREEMENT

CENTURY SQUARE/2ND & PIKE GARAGE

So long as the Lease to which this Parking Agreement is attached remains in effect, and so long as the Rules and Regulations adopted by Landlord are not violated, Tenant or Tenant’s employees who normally occupy the Building shall be entitled on a non-exclusive basis to rent 37 parking spaces in the parking garage at the monthly rental rate from time to time applicable to monthly parking spaces. Tenant may validate visitor parking by such method or methods as Landlord’s Parking Operator may approve, at the validation rate from time to time generally applicable to visitor parking. Landlord expressly reserves the right to designate parking areas and to modify the parking structure for other uses or to any extent.*

The following Rules and Regulations, including the sticker or other identification system established by landlord’s Parking Operator, are in effect until notice is given to Tenant of any change. Landlord reserves the right to modify and/or adopt such other reasonable and non-discriminatory Rules and Regulations for the garage as it deems necessary for the operation of the garage. Landlord may refuse to permit any person who violates the Rules and Regulations to park in the garage, and any violation of these Rules and Regulations may result, in the Landlord’s Parking Operator’s full discretion, in the violator’s vehicle being removed at the violator’s expense. in either of said events the sticker or any other form of identification supplied by Landlord must be returned to Landlord.

RULES AND REGULATIONS

1.	Garage hours shall be 5:30 a.m. - 9:00 p.m. Owner reserves the right to adjust such hours.

2.	Vehicles must be parked entirely within the stall lines painted on the floor.

3.	Monthly parkers may park in any open space not designated “reserved”, “handicapped” or “no parking.”

4.	All directional signs and arrows must be observed.

5.	The speed limit shall be 5 miles per hour.

6.	Parking is prohibited:

a	In areas not striped for parking;

b.	In aisles;

c.	Where “no parking” signs are posted;

d.	In cross hatched areas;

e.	In such other areas as may be designed by Landlord’s Parking Operator, and

f.	In compact stalls by oversized vehicles.

7.	Parking stickers or any other device or form of identification supplied by Landlord shall remain the property of Landlord’s Parking Operator. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices may be transferable and any device in the possession of an unauthorized holder will be void. There will be a replacement charge payable by Tenant or Tenant’s employee for the loss of any parking access card or parking identification device.

8.	Monthly rate for rental of parking spaces is payable in advance and must be paid on or before the first day of each month. Failure to do so will automatically cancel parking privileges and a charge of the prevailing daily rate will be charged. No deductions or allowances from the monthly rate will be made for days user does not use the parking facility.

9.	Garage managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

10.	Every user is required to park and lock his own vehicle. All responsibility for damage to vehicles or persons is assumed by the user.

*Provided, however, notwithstanding any of the foregoing provisions of this paragraph to the contrary, Tenant shall not be required to pay rent for ten (10) of the thirty seven (37) spaces (such 10 spaces shall be located in the Century Square Garage, hereinafter referred to as “Free Spaces”), and provided further that four (4) of the ten (10) Free Spaces shall be assigned for Tenant’s exclusive use Monday through Friday, 6:00 a.m. to 6:00 p.m. The remaining twenty-seven (27) spaces shall be located at the 2nd & Pike Garage.

11.	Loss or theft of parking identification devices from vehicles must be reported to the Landlord’s Parking Operator immediately.

a.	Any parking identification device reported lost or stolen found on any unauthorized vehicle will be confiscated and the holder will be subject to prosecution.

b.	Lost or stolen devices found by the user must be reported to the office of the garage immediately to avoid confusion.

12.	Spaces rented to persons are for the express purpose of parking one vehicle per space. Washing, waxing, cleaning or servicing of any vehicle by the user and/or his agents is prohibited.

13.	Landlord’s Parking Operator reserves the right to refuse the sale of monthly stickers or other parking identification devices to any Tenant or person and/or his agents or representatives who willfully refuse to comply with the above Rules and Regulations and all posted City, State or Federal ordinances, or laws or agreements.

14.	Tenant shall acquaint all persons to whom Tenant assigns parking spaces of these Rules and Regulations.

15.	Landlord shall not be responsible for any theft and/or vandalism to tenant’s vehicle or its contents in the parking facility.

16.	If Cardholder forgets cardkey and a ticket is pulled, that ticket must be presented for validation to the Parking Manager the same day prior to exiting the garage or otherwise the posted daily parking rate will apply.

17.	Parking privileges under this Agreement are granted on a month to month basis and are revocable with 30 days’ written notice.

18.	Parking privileges shall be on an unassigned or Executive Valet basis as designated by Landlord’s Parking Operator.

Monthly parking is available on a [month to month, twenty-four (24) hour, seven (7) day a week basis]. Tenants and their visitors shall have priority use of all parking areas. Garage monthly parking is $95.00 per month plus tax and may be adjusted upon notice by Landlord. There is a $-0- refundable deposit for the parking permit and/or access card.

Upon receipt of payment, a fully completed signed parking application and set of garage rules and regulations, the parker will be issued a permit which is to be displayed on the vehicle. Only one permit will be issued and it is the responsibility of the individual to transfer the permit if they have more than one vehicle. Payment of the monthly parking is the responsibility of the individual or the tenant and/or firm. Parking access may be restricted depending on the parking area selected. Monthly parkers taking tickets to gain access to a restricted area will be responsible for payment of the posted parking rate upon exiting.

MONTHLY PARKING IS PAYABLE WITHOUT THE SUBMISSION OF AN INVOICE OR STATEMENT AND A LATE CHARGE OF $ 10% MAY BE IMPOSED FOR PAYMENTS RECEIVED BEYOND THE FIFTH WORKING DAY OF EACH MONTH.

Monthly parking fees are due and payable in advance on the first day of the month. If the monthly parking tee is not paid by the fifth working day of the month, Landlord or Landlord’s Parking Operator may terminate the monthly parking privileges. Payments not received by the fifth working day will result in having the individual’s or firm’s access cards taken out of the system, denying access to the parking areas.

There are no refunds granted for monthly parking for any reason.

ACKNOWLEDGED BY:

/s/ [Illegible]	/s/ [Illegible]
PRINT NAME	SIGNATURE

FEDERAL HOME LOAN BANK OF SEATTLE	7/11/91
COMPANY	DATE

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is entered into as of August 25, 1993, by and between FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership (“Landlord”) and FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into that certain Office Lease Agreement (the “Lease”) dated as of July 15, 1991, for the lease of certain real property located in Seattle, King County, Washington.

B. Pursuant to Article VII of the Lease, Landlord is obligated to make certain improvements to the Premises. To date, all of said improvements have been completed by Landlord except for the improvements to the computer room on the fourth floor as set forth in Exhibit C to the Lease (the “Computer Room Improvements”).

C. Landlord and Tenant now desire to amend the Lease to acknowledge that Landlord remains obligated to make the Computer Room Improvements but that Landlord shall not be required to make such improvements until such time as a tenant has been located for the adjacent space.

NOW, THEREFORE, the parties agree as follows:

1. Landlord’s Improvements. Landlord and Tenant acknowledge that Landlord has completed the improvements to the Premises as described on Exhibit C to the Lease except for the Computer Room Improvements. Notwithstanding anything in the Lease to the contrary, Landlord shall remain obligated to make the Computer Room Improvements for the duration of the Lease term, including any extensions thereof, provided Landlord shall not be required to make such improvements until such time as a tenant has been located for the vacant space adjacent to Tenant’s computer room. Pending the completion of the Computer Room Improvements by Landlord, Tenant shall have the right to occupy the approximately 1265 square feet of space outlined on Exhibit A attached hereto. To the extent applicable, the Lease provisions shall apply to such space provided, however, that Tenant shall have no rental obligations with respect thereto.

2. Ratification. Except as specifically modified by this Amendment, the terms and conditions of the Lease shall remain in full force and effect.

3. Defined Terms. Capitalized terms used in this Amendment shall have the same meaning as they are given in the Lease unless otherwise indicated.

In witness whereof, the parties have executed this Amendment as of the date first written above.

LANDLORD:

FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership

By:	Its Managing Agent, Prescott, Inc., a Washington corporation

	By:	/s/ [Illegible]
		Its:	G.P. President

TENANT:

FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation

By:	/s/ [Illegible]
	Its:	Senior Vice President/ Chief Operations Officer

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 25th day of August, 1993, before me personally appeared Gary J. Carpenter, to me known to be the President of Prescott, Inc., Managing Agent Partner of FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

2

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ SUSAN M. CHIABAI
Notary Public in and for the State of Washington; residing at: Renton
My commission expires: 8-10-95
Susan M. Chiabai

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 24th day of August, 1993, before me personally appeared Jeffrey D. Bell, to me known to be the SVP/Chief Operations Off. of FEDERAL HOME LOAN BANK OF SEATTLE, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/S/ PAMELA A. R. GUINASSO
Notary Public in and for the State of Washington; residing at: Seattle
My commission expires: 7-15-97
Pamela A. R. Guinasso

3

EXHIBIT A

TENANT FLOOR PLAN

[Floor Plan]

4

SECOND AMENDMENT TO

OFFICE LEASE AGREEMENT

THIS SECOND AMENDMENT TO OFFICE LEASE AGREEMENT (this “Amendment”) is entered into as of December 14, 1995, by and between FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership (“Landlord”) and FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into that certain Office Lease Agreement dated July 15, 1991, as amended by a First Amendment to Office Lease Agreement dated August 25, 1993 (as amended, the “Lease”), for the lease of certain premises located at 1501 Fourth Avenue, Suites 405, 1800, and 1900, Seattle, Washington, consisting of approximately 36,362 rentable square feet.

B. Landlord and Tenant desire to relocate the 2698 square foot portion of the Premises located on the 4th floor of the Building to approximately 1084 square feet of space located on the 18th floor of the Building on the terms set forth herein.

NOW, THEREFORE, the parties agree as follows:

1. Relocation of 4th Floor Portion of Premises. On March 1, 1996, Tenant shall vacate the portion of the existing premises located on the 4th floor of the Building and relocate to the 18th floor premises in the location shown on the floor plan for the 18th floor of the Building attached hereto as Exhibit A (the “Relocation Space”). Effective March 1, 1996, the Relocation Space shall become part of the Premises and the following provisions of the Lease Summary contained on Page (i) of the Lease shall be amended in part to provide as follows:

The Premises
(a)	Total Rentable Area:	34,748 square feet
(b)	Floor Location:	Floor 18 -	14,711
		Floor 19 -	20,037

			34,748
(c)	Suite Number:	Floor 18 -	1800
		Floor 19 -	1900

Basic Rent

Months	Monthly Installment	Rent Per Rentable Square Feet
Floor 18		14,711 RSF
03-01-96 - 04-30-96	$31,040.21	$25.32
05-01-96 - 04-30-98	$32,266.13	$26.32

Floor 19		20,037 RSF
03-01-96 - 04-30-96	$42,278.07	$25.32
05-01-96 - 04-30-98	$43,947.82	$26.32

2. Tenant Improvements to Relocation Space. Prior to March 1, 1996, Landlord shall finish and paint the interior walls of the Relocation Space and make any necessary modifications to the HVAC in the Relocation Space to make it operational and consistent with Building standards. Landlord will also repair the existing carpet in the premises as needed and replace or install any ceiling tile in the Premises as necessary.

3. Ratification. Except as expressly set forth herein, the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LANDLORD:

FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership

By:	/s/ GARY CARPENTER
Gary Carpenter, General Partner

TENANT:

FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation

By:	/s/ [Illegible]
	Its:	Senior Vice President
Chief Operations Officer

2

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 14th day of December, 1995, before me personally appeared Gary Carpenter, to me known to be the General Partner of FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ ELIZABETH S. SUTHERLAND
Notary Public in and for the State of Washington; residing at: Seattle
My commission expires: 11-15-98
Elizabeth S. Sutherland
[Type or Print Notary Name]

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 14th day of December, 1995, before me personally appeared Jeffrey D. Bell, to me known to be the SVP/Chief Operations Off. of FEDERAL HOME LOAN BANK OF SEATTLE, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

3

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ PAMELA A. R. GUINASSO
Notary Public in and for the State of Washington; residing at: Seattle
My commission expires: 7-15-97
[Type or Print Notary Name]
Pamela A. R. Guinasso

4

EXHIBIT A

[Floor Plan Level Eighteen]

5

THIRD AMENDMENT TO

OFFICE LEASE AGREEMENT

THIS THIRD AMENDMENT TO OFFICE LEASE AGREEMENT (this “Amendment”) is dated for reference purposes the 2nd day of October, 1998, and is by and between 1501 FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership (“Landlord”), and FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into an Office Lease Agreement dated July 15, 1991, as amended by a First Amendment to Office Lease Agreement dated August 25, 1993 and a Second Amendment to Office Lease Agreement dated December 15, 1995 (as amended, the “Lease”), for the lease of certain premises located at 1501 Fourth Avenue, Suites 1800 and 1900, Seattle, Washington (the “Premises”). The Lease refers to the Premises as containing 34,748 rentable square feet, however, this figure was negotiated at the time the Lease was signed and does not necessarily reflect the actual square footage of the Premises.

B. Pursuant to Section 9 of the Addendum attached as Exhibit F to the Lease (the “Addendum”), Tenant exercised its right to extend the Term of the Lease for the first Extension Period. Landlord and Tenant desire to enter into this Amendment to memorialize the terms of Tenant’s lease of the Premises for the first Extension Period.

NOW, THEREFORE, the parties agree as follows:

1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the same meaning as they are given in the Lease.

2. Extension of Term. The Lease Term is hereby extended for a period of five (5) years commencing effective as of May 1, 1998, and expiring on April 30, 2003 (the “First Extended Term”). Tenant shall continue to have one additional right to extend the Lease Term after the expiration of the First Extended Term pursuant to the provisions of Section 9 of the Addendum. Except as modified by this Amendment, all terms and provisions of the Lease shall apply to Tenant’s lease of the Premises during the First Extended Term.

3. Basic Rent. The Basic Rent for the First Extended Term was determined pursuant to the Arbitration procedures set forth in Section 10 of the Addendum. A true and correct copy of. the Arbitration decision is attached hereto as Exhibit A (the “Arbitration Decision”). Based on the Arbitration Decision, Basic Rent for the First Extended Term shall be $860,700.00 per year, payable in monthly installments of $71,725.00 each.

1

4. Operating Expenses. Pursuant to Section 9 of the Addendum, for the purposes of calculating operating expenses to be paid by Tenant as Additional Rent during the First Extended Term, the actual Total Operating Expenses incurred in the calendar year 1998 shall be the new Expense Stop to be applied pursuant to Section 4.02 of the Lease for the First Extended Term. Tenant’s Proportionate Share of Operating Expenses is 6.654%.

5. Improvements. Pursuant to the Arbitration Decision, Landlord shall provide Tenant with an allowance in an amount not exceed $3.00 per square foot (the “Allowance”). The Allowance shall be used to reimburse Tenant for Tenant’s cost of new carpet for the Premises, repainting and/or repairing the wall finishes for the Premises and refinishing the woodwork throughout the Premises as needed (the “Refurbishment Work”). The Allowance or portions of the Allowance will be disbursed by Landlord to Tenant periodically within ten (10) days of Landlord’s receipt of copies of paid invoices representing the Refurbishment Work completed. The Allowance must be used by Tenant, if at all, within the first thirty-six (36) months of the First Extended Term. If the cost of the Refurbishment Work exceeds the amount of the Allowance, such excess cost shall be paid by Tenant.

6. Ratification. Except as expressly set forth herein, the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified by Landlord and Tenant.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LANDLORD:

1501 FOURTH AVENUE LIMITED PARTNERSHIP,
a Washington limited partnership

By:	Its General Partner,
Aetna Life Insurance Co.

	By:	Its Investment Advisor and Agent,
Allegis Realty Investors, LLC

	By:	/s/ THOMAS E. ENGER
		Its:	Senior Vice President

TENANT:

FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation

By:	/s/ PAMELA A. R. GUINASSO
	Its:	AVP – Administrative Services Manager

2

STATE OF WASHINGTON	)
	)	ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 29th day of September, 1998, before me personally appeared Pamela A. R. Guinasso, to me known to be the AVP & Admin. Mgr. of FEDERAL HOME LOAN BANK OF SEATTLE, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ JANE RAMSAY
Notary Public in and for the State of Washington; residing at: Bellevue, WA My commission expires: 6-4-02 Jane P. Ramsay
[Type or Print Notary Name ]

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SAN FRANCISCO	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 2nd day of October, 1998, before me personally appeared Thomas Enger, the Senior Vice President of Allegis Realty Investors, LLC, the Investment Advisor and Agent for Aetna Life Insurance Co., the general partner of 1501 Fourth Avenue Limited Partnership, the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

3

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ CHRIS HYATT
Notary Public in and for the State of California; residing at: San Francisco, CA My commission expires: July 19, 2001 Chris Hyatt
[Type or Print Notary Name]

4

EXHIBIT A

Copy of Aribrator’s Decision

AMERICAN ARBITRATION ASSOCIATION

COMMERCIAL ARBITRATION TRIBUNAL

AWARD OF ARBITRATORS

In the Matter of the Arbitration between:

Re:	75 183 00054 98
Fifteen-O-One Fourth Avenue Ltd. Partnership
(Claimant)
and
Federal Home Loan Bank of Seattle
(Respondent)

WE, THE UNDERSIGNED ARBITRATORS, having been designated in accordance with the Arbitration Agreement entered into by the above-named Parties, and dated July 15, 1991 and having been duly sworn and having duly heard the proofs and allegations of the Parties, AWARD, as follows:

The market rent, as defined under the terms of the lease, approximates $906,000.00 per year for each year of the five-year lease extention. The rent payable under the lease, therefore, at 95% of market, is $860,700.00 per year, payable monthly. A $3/sf improvement allowance will be available to the tenant for the replacement of carpet, painting, and trim refinishing as needed.

The fees and expenses of the American Arbitration Association (AAA) totaling $2,326.00 shall be borne equally by the parties. Therefore, Respondent shall pay to Claimant $1,000.00 for fees previously paid to AAA by Claimant.

Arbitrator Wronsky’s fees, totaling $1,400.00 shall be borne equally by the parties. Each party shall pay the fees charged by the arbitrator selected by it.

This Award is in full settlement of all claims submitted to this arbitration.

/s/ CHRISTOPHER WRONSKY	23 June 98
Christopher Wronsky,	(DATED)
Arbitrator

5

DATED: June 23, 1998

State of Washington

County of King

On this 23rd day of June, 1998, before me personally came and appeared Christopher Wronsky, to me known and known to me to be the individual described in and who executed the foregoing instrument and he acknowledged to me that he executed the same.

/s/ CAROLE B. REID
Notary Public in and for the State of Washington, My Commission Expires Nov. 12, 1999

/s/ CRAIG KINZER
Craig Kinzer,	(DATED)
Arbitrator

DATED: 6-29-98

State of Washington

County of King

On this 29th day of June, 1998, before me personally came and appeared Craig Kinzer, to me known and known to me to be the individual described in and who executed the foregoing instrument and he acknowledged to me that he executed the same.

/s/ CYNTHIA J. GERDES
Notary Public in and for the State of Washington, My Commission Expires ________

/s/ CRAIG WRENCH	6/19/98
Craig Wrench,	(DATED)
Arbitrator

DATED:

State of Washington

County of King

6

On this 19th day of June, 1998, before me personally came and appeared Christopher Wronsky, to me known and known to me to be the individual described in and who executed the foregoing instrument and he acknowledged to me that he executed the same.

/s/ TRINA K. MOORE
Notary Public in and for the State of Washington, My Commission Expires 10/14/98

7

FOURTH AMENDMENT TO

OFFICE LEASE AGREEMENT

THIS FOURTH AMENDMENT TO OFFICE LEASE AGREEMENT (this “Amendment”) is dated for reference purposes the 30th day of November, 1999, and is by and between 1501 FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership (“Landlord”) and FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into an Office Lease Agreement dated July 15, 1991, as amended by a First Amendment to Office Lease Agreement dated August 25, 1993, a Second Amendment to Office Lease Agreement dated December 15, 1995, and a Third Amendment to Office Lease Agreement dated October 2, 1998 (as amended, the “Lease”), for the lease of certain premises located at 1501 Fourth Avenue, Suites 1800 and 1900, Seattle, Washington (the “Premises”).

B. Tenant desires to expand the Premises by 3,976 rentable square feet and Landlord has agreed to such expansion of the Premises on the terms and conditions of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the same meaning as they are given in the Lease.

2. Expansion of Premises. Commencing on January 1, 2000 (the “Expansion Space Commencement Date”), the Premises shall be expanded by 3,976 rentable square feet (the “Expansion Space”) located on the 17th floor of the Building in the location identified on Exhibit A attached hereto. All references in the Lease to the Premises shall be deemed to include the Premises as expanded by the Expansion Space. Notwithstanding the provisions of this Amendment to the contrary, Tenant’s lease of the Expansion Space shall terminate upon the commencement of Tenant’s lease of the RFO Space (as defined in Section 7 below).

3. Basic Rent. From the Expansion Space Commencement Date through the expiration of the Lease term, Tenant shall pay Basic Rent for the Expansion Space as follows:

Months	Annual Rent Per RSF	Monthly Installment For Expansion Space
January, 2000—April 30, 2003	$24.77	$8,207.13

1

The above rental rates shall apply to the Expansion Space and the RFO Space only and shall not amend the existing rental rates paid for the balance of the Premises.

4. Tenant’s Proportionate Share. Effective on the Expansion Space Commencement Date, Section 4.02(a) of the Lease shall be amended as follows:

Tenant’s Proportionate Share:	6.7216 % of Total Rentable Area of Building

7.4155 % of Total Rentable Area of Office Tower

The Expense Stop with respect to the Expansion Space shall be the Actual Total Operating Expenses incurred in the calendar year 1998.

5. Tenant Improvements. Tenant shall have the right to make certain improvements to the Expansion Space pursuant to the provisions of this Section 5. All such improvements shall be constructed from construction drawings prepare by Tenant and approved in advance by Landlord. Tenant shall perform all improvement work using a contractor selected by Tenant from among a minimum of two contractors approved by the Landlord through a competitive bid process. Tenant shall pay all costs associated with any improvements to the Premises as and when due.

6. Parking. In addition to the parking rights Tenant currently has under the Lease, Tenant shall have the non-exclusive right to lease two (2) additional parking stalls at the Second & Pike Garage at Landlord’s prevailing monthly rates. Such parking shall be subject to the parking rules and regulations set forth in Exhibit I to the Lease.

7. Right of First Opportunity. Landlord hereby grants Tenant a “Right of First Opportunity” to lease Suite 1820 in the Building (the “RFO Space”), which is now occupied by Volt Services, and which Landlord anticipates will be available on or about October 31, 2002. The RFO Space, encompassing 4070 square feet of rentable floor area is delineated on Exhibit B attached hereto. This Right of First Opportunity shall be subject to the following terms and conditions:

(i) Tenant shall notify Landlord in writing of Tenant’s election to lease the RFO Space on or before April 30, 2002. As a precondition to electing to take the RFO Space, Tenant must not be in default under this Lease at the time of Tenant’s election or at the time the RFO Space is added to this Lease. If for any reason Tenant fails to duly and timely exercise its Right of First Opportunity, Landlord shall be free to lease the RFO Space to any third party. If the tenant who has possession of and/or rights to the RFO Space does not vacate the RFO Space as of the end of the written lease term, Landlord shall have no liability to Tenant for failure to deliver possession of the RFO Space to Tenant at such time as the rights of the prior tenant to the RFO Space have terminated, and until the prior tenant has actually vacated the RFO Space.

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(ii) If Tenant elects to lease the RFO Space, Tenant’s lease of the RFO Space shall commence on the date Landlord tenders possession of the RFO Space to Tenant (the “Space Commencement Date”) and shall be on terms identical to those set forth in this Lease, except that (i) Tenant shall not be entitled to any concessions with respect to the RFO Space including, without limitation, commissions or allowances, (ii) the lease term for such RFO Space shall be co-terminus with the Term (including any renewal options) of this Lease, and (iii) rent for the RFO Space shall be at the rent per rentable square foot rate set forth in Section 3 above for the Expansion Space.

8. Ratification. Except as expressly set forth herein, the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified by Landlord and Tenant.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LANDLORD:

1501 FOURTH AVENUE LIMITED PARTNERSHIP,

a Washington limited partnership

By:	Its General Partner,
Aetna Life Insurance Co.

	By:	Its Investment Advisor and Agent,
Allegis Realty Investors, LLC

		By:	/s/ THOMAS ENGER
			Its:	Senior Vice President

TENANT:

FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation

By:	/s/ [Illegible]
Its:

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

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On this 22 day of November, 1999, before me personally appeared Pamela A. R. Guinasso, to me known to be the Asst. Vice Pres. of FEDERAL HOME LOAN BANK OF SEATTLE, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ JANE RAMSAY
Notary Public in and for the State of
Washington; residing at: Bellevue
My commission expires: 6-04-02
Jane P. Ramsay
[Type or Print Notary Name]

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SAN FRANCISCO	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 30 day of November, 1999, before me personally appeared Thomas Enger, the Senior Vice President of Allegis Realty Investors, LLC, the Investment Advisor and Agent for Aetna Life Insurance Co., the general partner of 1501 Fourth Avenue Limited Partnership the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ MIKE OGBONNA
Notary Public in and for the State of
California; residing at: San Francisco
My commission expires: June 26, 2003
Mike Ogbonna
[Type or Print Notary Name]

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EXHIBIT A

EXPANSION SPACE

[Floor Plan]

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EXHIBIT B

RIGHT OF FIRST OPPORTUNITY SPACE

[Floor Plan]

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FIFTH AMENDMENT TO

OFFICE LEASE AGREEMENT

THIS FIFTH AMENDMENT TO OFFICE LEASE AGREEMENT (this “Amendment”) is dated for reference purposes the 7th day of October, 2002, and is by and between 1501 FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership (“Landlord”), and FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into an Office Lease Agreement dated July 15, 1991, as amended by a First Amendment to Office Lease Agreement dated August 25, 1993, a Second Amendment to Office Lease Agreement dated December 14, 1995, a Third Amendment to Office Lease Agreement dated October 2, 1998, and a Fourth Amendment to Office Lease Agreement dated November 30, 1999 (as amended, the “Lease”), for the lease of certain premises located at Suites 1780, 1800, and 1900, 1501 Fourth Avenue, Seattle, Washington (the “Premises”).

B. Utilizing the 1996 Building Owners and Managers Association (“BOMA”) standard for measuring office space, the 46,836 rentable square feet in the Premises consist of 3,976 rentable square feet in Suite 1780, 5,175 rentable square feet in suite 1800-A, 16,255 rentable square feet in Suite 1800-B (14,711 rentable square feet according to 1980 BOMA standards), and 21,430 rentable square feet in Suite 1900 (20,037 rentable square feet according to 1980 BOMA standards).

C Landlord and Tenant desire to amend the Lease on the terms and conditions of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the same meaning as they are given in the Lease.

2. Extension of Term; Suite 1780 Contingency. The Lease Term is hereby extended for a period of ten (10) years commencing effective as of May 1, 2003, and expiring on April 30, 2013 (the “Extended Term”). Tenant shall continue to have two (2) additional rights to extend the Lease Term after the expiration of the Extended Term pursuant to the provisions of Section 5 of this Amendment. Except as modified by this Amendment, all terms and provisions of the Lease shall apply to Tenant’s lease of the Premises during the Extended Term. Tenant acknowledges that Tenant’s lease of Suite 1780 (which consists of 3,976 rentable square feet) for the Extended Term is subject to the rights of an existing tenant of the Building, Harris Direct, to expand into Suite 1780. Harris Direct must exercise their expansion right on or before January 31, 2003 and, if they exercise such right, Harris Direct

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has the right to occupy Suite 1780 commencing on November 1, 2003. As a result, if Harris Direct exercises their expansion right, Landlord will promptly notify Tenant thereof and Tenant shall vacate and surrender possession of Suite 1780 on October 31, 2003. In such event, the parties shall, prior to October 31, 2003, amend the Lease to reflect the reduction of the Premises by the Suite 1780 space which will include the reduction of the Monthly Installments of Basic Rent set forth below, a reduction in Tenant’s Proportionate Share of Operating Expenses.

3. Basic Rent. The Basic Rent for the Extended Term shall be as follows:

Months:	Basic Rent Per Rentable Square Foot:	Monthly Installment:*
5/1/03 - 4/30/05	$28.75	$112,211.00
5/1/05 - 4/30/07	$30.75	$120,017.00
5/1/07 - 4/30/09	$32.75	$127,823.00
5/1/09 - 4/30/11	$34.75	$135,629.00
5/1/11 - 4/30/13	$36.75	$143,435.00

*	The Monthly Installment will be reduced on a per square foot basis (based on 3,976 rentable square feet) in the event Suite 1780 is removed from the Premises in accordance with the terms of Section 2 above.

4. Extended Term Operating Expenses.

a. Tenant’s Proportionate Share. With respect to the Extended Term, Tenant’s Proportionate Share of the Total Rentable Area of the Office Tower is 8.7327% (based on 46,836 rentable square feet of Premises and 536,328 rentable square feet in the Office Tower) and Tenant’s Proportionate Share of the Total Rentable Area of the Project is 7.8351% (based on 597,771 rentable square feet in the Project), but shall be reduced on a per square foot basis (based on 3,976 rentable square feet) in the event Suite 1780 is removed from the Premises in accordance with the terms of Section 2 above.

b. Amendments to Operating Expense Sections. With respect to the Extended Term, Section 4.02 of the Lease (including all provisions of Exhibit F to the Lease which are referenced in Section 4.02 of the Lease) shall be deleted and replaced with the following new Section:

4.02(a) Additional Rent.

(1) During the Term, in addition to the Basic Rent, Tenant shall pay to Landlord as Additional Rent, in accordance with this Paragraph 4.02, Tenant’s Proportionate Share(s) of the total dollar increase, if any, in Operating Expenses (as defined below) attributable to each Computation Year (as defined below) over Base Operating Expenses (as defined below).

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(2) As used in this Lease, the following terms shall have the meanings specified:

(A) “Operating Expenses” means the total costs and expenses paid or incurred by Landlord in connection with the ownership, operation, maintenance, management and repair of the Premises, the Building and/or the Project or any part thereof, including, without limitation, all the following items:

(i) Common Area Operating Expenses. All costs to operate, maintain, repair, replace, supervise, insure and administer the Common Areas, including the maintenance and repair of the Parking Areas (but excluding the costs of administration of Landlord’s parking operations), and further including, without limitation, supplies, materials, labor and equipment used in or related to the operation and maintenance of the Common Areas, signs and directories on the Building and/or the Project, landscaping (including, without limitation, maintenance contracts and fees payable to landscaping consultants), amenities, sprinkler systems, sidewalks, walkways, driveways, curbs, lighting systems, security services, if any, provided by Landlord for the Common Areas, and any charges, assessments, costs or dues levied by or paid in connection with membership in BOMA or any other association which is customary for a Class A office building in downtown Seattle.

(ii) Parking Charges; Public Transportation Expenses. Any parking charges or other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority in connection with the use or occupancy of the Building or the Project, and the cost of maintaining any public transit system, vanpool, or other public or semi-public transportation imposed upon Landlord’s ownership and operation of the Building and/or the Project.

(iii) Maintenance and Repair Costs. Except for costs which are the responsibility of Landlord, all costs to maintain, repair, and replace the Premises, the Building and/or the Project or any part thereof and the personal property used in conjunction therewith, including insurance deductibles and, without limitation, (a) all costs paid under maintenance, management and service agreements such as contracts for janitorial, security and refuse removal, (b) all costs to maintain and repair the roof coverings of the Building or the Project or any part thereof (but excluding capital replacement items, including the replacement of the barrel vault window system) (c) all costs to maintain, repair and replace the heating, ventilating, air conditioning, plumbing, sewer, drainage, electrical, fire protection, escalator, elevator, life safety and security systems and other mechanical, electrical and communications systems and equipment serving the Premises, the Building and/or the Project or any part thereof (collectively, the “Systems”), (d) the cost of all cleaning and janitorial services and supplies, the cost of window glass replacement and repair, and (e) the cost of maintenance and replacement of machinery, tools and equipment

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(if owned by Landlord) and for rental paid for such machinery, tools and equipment (if rented) used in connection with the operation or maintenance of the Building.

(iv) Life Safety and Security Costs. All costs to install, maintain and repair all life safety systems, including, without limitation, (a) all fire alarm systems, serving the Premises, the Building and/or the Project or any part thereof (including all maintenance contracts and fees payable to life safety consultants) whether such systems are or shall be required by Landlord’s insurance carriers, laws applicable to the Building and/or Project or otherwise, and (b) all costs of security and security systems at the Project, including, without limitation; (i) wages and salaries (including management fees) of all employees engaged in the security of the Project; (ii) all supplies, materials, equipment, and devices used in the security of the Project, and any upgrades thereto; and (iii) all service or maintenance contracts with independent contractors for Project security, including, without limitation, alarm service personnel, security guards, watchmen, and any other security personnel.

(v) Management and Administration. All costs for management and administration of the Premises, the Building and/or the Project or any part thereof, including, without limitation, a property management fee (which shall not exceed 3% of Gross Rental Income), accounting, auditing, billing, postage, salaries and benefits for employees and contractors engaged in the management, operation, maintenance, repair and protection of the Building and the Project, whether located on the Project or off-site, payroll taxes and legal and accounting costs, fees for licenses and permits related to the operation of the Project, and office rent for the Building and/or Project management office or the rental value of such office if it is located within the Building and/or Project.

(vi) Capital Improvements. The cost of capital improvements or other costs incurred in connection with the Project (a) to the extent they effect economies in the operation or maintenance of the Project, or any portion thereof, as reasonably determined by a third party (such as a utility company or an engineer) (b) that are required to comply with any present or future conservation programs, or (c) that are required under any governmental law or regulation enacted after the date of this Amendment.

(vii) Insurance Expenses. The total costs and expenses paid or incurred by Landlord in connection with the obtaining of insurance on the Premises, the Building and/or the Project or any part thereof or interest therein, including, without limitation, premiums for “all risk” fire and extended coverage insurance, commercial general liability insurance, rent loss or abatement insurance, earthquake insurance, flood or surface water coverage, and other insurance as Landlord deems necessary in its sole discretion, and any deductibles paid under policies of any such insurance. The foregoing shall not be deemed an agreement by Landlord to carry any particular insurance relating to the Premises, Building, or Project.

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(viii) Taxes. All real estate taxes and assessments, which shall include any form of tax, assessment (including any special or general assessments and any assessments or charges for Utilities or similar purposes included within any tax bill for the Building or the Project or any part thereof, including, without limitation, entitlement fees, allocation unit fees and/or any similar fees or charges), fee, license fee, business license fee, levy, penalty (if a result of Tenant’s delinquency), sales tax, rent tax, occupancy tax or other tax (other than net income, estate, succession, inheritance, transfer or franchise taxes), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is determined by the area of the Premises, the Building and/or the Project or any part thereof, or the Rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, (i) any gross income or excise tax levied by any of the foregoing authorities, with respect to receipt of Rent and/or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the Premises, the Building and/or the Project or any part thereof, (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises, the Building and/or the Project; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Premises, the Building and/or the Project, whether or not now customary or within the contemplation of the parties; or surcharged against the Parking Areas. “Taxes” shall also include legal and consultants’ fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce taxes, Landlord specifically reserving the right, but not the obligation, to contest by appropriate legal proceedings the amount or validity of any taxes.

(ix) Utility Expenses. The cost of all electricity, water, gas, sewers, oil and other utilities (collectively, “Utilities”), including any surcharges imposed, serving the Premises, the Building and the Project or any part thereof that are not separately metered to Tenant or any other tenant, and any amounts, taxes, charges, surcharges, assessments or impositions levied, assessed or imposed upon the Premises, the Building or the Project or any part thereof, or upon Tenant’s use and occupancy thereof, as a result of any rationing of Utility services or restriction on Utility use affecting the Premises, the Building and/or the Project.

(x) Exclusions from Operating Expenses. Notwithstanding anything to the contrary contained elsewhere herein, Operating Expenses shall not include:

(a) expenses for which the Landlord is reimbursed (either by an insurer, condemnor, tenant or otherwise);

(b) expenses incurred in leasing;

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(c) except as allowed under Section 4.02(a)(2)(A)(vi) above, capital improvements and replacements which under generally applied cash basis accounting principles and practices would be classified as capital expenditures;

(d) depreciation of any description on Building, Premises, improvements, machinery, tools, equipment or any other items used in connection with the operation and maintenance of the Building, excluding small tools and small equipment used in routine maintenance;

(e) finance charges for any future capital expenditures;

(f) business and occupation (“B & O”) taxes.

(B) “Base Year” shall mean the calendar year 2003.

(C) “Base Operating Expenses” shall mean the amount of Operating Expenses for the Base Year.

(D) “Computation Year” shall mean each twelve (12) consecutive month period commencing January 1 of each year during the Term following the Base Year.

4.02(b) Payment of Additional Rent.

(1) Within ninety (90) days of the end of the Base Year and each Computation Year or as soon thereafter as practicable, Landlord shall give to Tenant notice of Landlord’s estimate of the total amounts that will be payable by Tenant under Paragraph 4.02(a) for the following Computation Year, and Tenant shall pay such estimated Additional Rent on a monthly basis, in advance, on the first day of each month. Tenant shall continue to make said monthly payments until notified by Landlord of a change therein. If at any time or times Landlord determines that the amounts payable under Paragraph 4.02(a) for the current Computation Year will vary from Landlord’s estimate given to Tenant, Landlord, by notice to Tenant, may revise the estimate for such Computation Year, and subsequent payments by Tenant for such Computation Year shall be based upon such revised estimate. By April 1 of each calendar year following the initial Computation Year, Landlord shall provide to Tenant a statement showing the actual Additional Rent due to Landlord for the prior Computation Year. If the total of the monthly payments of Additional Rent that Tenant has made for the prior Computation Year is less than the actual Additional Rent chargeable to Tenant for such prior Computation Year, then Tenant shall pay the difference in a lump sum within ten (10) days after receipt of such statement from Landlord. Any overpayment by Tenant of Additional Rent for the prior Computation Year shall be returned to Tenant in a lump sum payment within ten (10) days after delivery of such statement.

(2) Landlord’s then-current annual operating and capital budgets for the Building and the Project or the pertinent part thereof shall be used for purposes of calculating

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Tenant’s monthly payment of estimated Additional Rent for the current year, subject to adjustment as provided above. Landlord shall make the final determination of Additional Rent for the year in which this Lease terminates as soon as possible after termination of such year. Even though the Term has expired and Tenant has vacated the Premises, with respect to the year in which this Lease expires or terminates, Tenant shall remain liable for payment of any amount due to Landlord in excess of the estimated Additional Rent previously paid by Tenant, and, conversely, Landlord shall promptly return to Tenant any overpayment. Failure of Landlord to submit statements as called for herein shall not be deemed a waiver of Tenant’s obligation to pay Additional Rent as herein provided.

(3) With respect to Operating Expenses which Landlord allocates to the office portion of the Project, Tenant’s “Proportionate Share” shall be the percentage set forth in Section 4.a of this Amendment as Tenant’s Proportionate Share of the Office Tower. With respect to Operating Expenses which Landlord allocates to the Project as a whole or to only a portion of the Project, Tenant’s “Proportionate Share” shall be, with respect to Operating Expenses which Landlord allocates to the Project as a whole, the percentage set forth in Section 4.a as Tenant’s Proportionate Share of the Project. Notwithstanding the foregoing, Landlord may equitably adjust Tenant’s Proportionate Share(s) for all or part of any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Building and/or the Project or that varies with the occupancy of the Building and/or the Project. Without limiting the generality of the foregoing, Tenant understands and agrees that Landlord shall have the right to adjust Tenant’s Proportionate Share(s) of any Utility Expenses based upon Tenant’s use of the utilities or similar services as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant’s use of such utilities and similar services. If Tenant disputes any such estimate or determination of Utility Expenses, then Tenant shall either pay the estimated amount or, with the prior written approval of Landlord, which approval may be given or withheld in Landlord’s sole and absolute discretion, cause the Premises to be separately metered at Tenant’s sole expense.

(4) In the event the average occupancy level of the Building or the Project for the Base Year and/or any subsequent Computation Year is not ninety-five percent (95%) or more of full occupancy, then the variable expenses on which there has been a reduction to accurately reflect the decreased occupancy level but not the fixed Operating Expenses for such year shall be apportioned among the tenants by the Landlord to reflect those costs which would have occurred had the Building or the Project, as applicable, been ninety-five percent (95%) occupied during such year, provided, however, in no event shall Landlord recover more than the amount of Operating Expenses actually incurred.

(5) Landlord shall not, during the Term or any extensions or renewals thereof, remeasure the Premises in accordance with the current or revised standards promulgated from time to time by the Building Owners and Managers Association (BONA) or the American National Standards Institute or other generally accepted measurement standards utilized by Landlord and shall not adjust the Proportionate Share(s) of Tenant.

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4.02(c) General Payment Terms. The Base Rent, Additional Rent and all other sums payable by Tenant to Landlord hereunder are referred to as the “Rent”. All Rent shall be paid in lawful money of the United States of America. Checks are to be made payable to Landlord and shall be mailed to: Landlord, c/o P.O. Box 12328, Seattle, Washington 98111, or to such other person or place as Landlord may, from time to time, designate to Tenant in writing. The Rent for any fractional part of a calendar month at the commencement or termination of the Term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month.

4.02(d) Statements Binding. Every statement given by Landlord pursuant to paragraph (c) of this Paragraph 4 shall be conclusive and binding upon Tenant unless (i) within ninety (90) days after the receipt of such statement Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which the statement is claimed to be incorrect, and (ii) if such dispute shall not have been settled by agreement, Tenant shall submit the dispute to arbitration within ninety (90) days after receipt of the statement. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall, within ten (10) days after receipt of such statement, pay Additional Rent in accordance with Landlord’s statement and such payment shall be without prejudice to Tenant’s position. If the dispute shall be determined in Tenant’s favor, Landlord shall forthwith pay Tenant the amount of Tenant’s overpayment of Additional Rent resulting from compliance with Landlord’s statement.

4.02(e) Audit Rights. Provided Tenant notifies Landlord in accordance with the terms of paragraph (e) above that Tenant disputes a statement received from Landlord, Tenant or its representative (provided that any third party performing the audit shall not be compensated based primarily on the amount of recovery) shall have the right, at Tenant’s sole cost and expense, upon at least thirty (30) days prior notice to Landlord at any time during regular business hours to audit, review and photocopy Landlord’s records pertaining to Operating Expenses for the immediately previous calendar year only. Tenant agrees to keep all information thereby obtained by Tenant confidential

5. Options to Renew. Sections 9 and 10 of Exhibit F Addendum to the Lease are hereby deleted and replaced with the following new sections:

(a) Exercise of Options. Provided Tenant is not in default (beyond applicable notice and grace periods) pursuant to any of the terms and conditions of this Lease, Tenant shall have the option (the “Option”) to renew this Lease for two (2) consecutive periods of five (5) years each (each, an “Option Period”) for the period commencing on the date following the expiration of the then current Term upon the terms and conditions contained in this Lease, except, as provided in this Paragraph 5. To exercise an Option, Tenant shall give Landlord notice (the “Extension Notice”) of the intent to exercise said Option not less than nine (9) months or more than twelve (12) months prior to the date on which the Option Period which is the subject of the notice will commence. The notice shall be given as provided in the notice provisions of the Lease. In the event Tenant shall exercise both Options, this Lease will terminate in its entirety at the end of the second

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Option Period and Tenant will have no further Options to renew or extend the Term of this Lease.

(b) Determination of Base Rent. The Base Rent for each Option shall be 95% of the fair market value rent determined as follows:

(i) Landlord and Tenant will have thirty (30) days after Landlord receives the Extension Notice within which to agree on the fair market rental value of the Premises as of the commencement date of the Option Period, as defined in subsection (ii) below. If they agree on the Base Rent within thirty (30) days, they will amend this Lease by stating the Base Rent.

(ii) If Landlord and Tenant are unable to agree on the Base Rent for the Option Period within thirty (30) days, the Base Rent for the Option Period will be 95% of the fair market rental value of the Premises as of the Extension Notice as determined in accordance with subsection (iii) hereof. As used in this Lease, the “fair market rental value of the Premises” means what a landlord under no compulsion to lease the Premises, and a tenant under no compulsion to lease the Premises, would determine as Base Rent (including initial monthly rent and rental increases) for the Option Period, as of the Extension Notice, taking into consideration the uses permitted under this Lease, the quality, size, design and location of the Premises, and the rent for comparable buildings located in the vicinity of the Project.

(iii) Within thirty (30) days after the expiration of the thirty (30) day period set forth in subparagraph (ii) above, Landlord and Tenant shall each appoint one licensed real estate appraiser, and the two appraisers so appointed shall jointly attempt to determine and agree upon the then fair market rental value of the Premises. If they are unable to agree, then each appraiser so appointed shall set one value, and notify the other appraiser, of the value set by him or her, concurrently with such appraiser’s receipt of the value set by the other appraiser. The two appraisers then shall, together, select a third licensed appraiser, who shall make a determination of the then fair market rental value, after reviewing the reports of the first two appraisers appointed by the parties, and after doing such independent research as he/she deems appropriate. The value determined by the third appraiser shall be the then fair market rental value of the Premises. Landlord and Tenant shall be responsible for the cost of the appraiser each appoints and shall share equally in the cost of the third appraiser, if applicable.

6. Tenant Improvements. Tenant shall have the right to make certain improvements to the 18th floor pursuant to the provisions of this Section 6 for the purpose of combining the separate premises on the floor into a single-tenant use (the “Improvement Work”). All such Improvement Work shall be constructed from construction drawings prepare by Tenant’s architect and approved in advance by Landlord. Tenant shall perform all Improvement Work using a contractor selected by Tenant from among a minimum of two contractors approved by the Landlord through a competitive bid process. Tenant shall pay all costs associated with any improvements to the Premises as and when due.

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7. Parking. During the Extended Term, Tenant shall have the right to a total of thirty-nine (39) parking stalls, sixteen (16) of which shall be in the Century Square Garage and twenty-three (23) of which shall be at the Second & Pike Garage. Four (4) of the parking stalls at the Century Square Garage shall remain on a reserved basis in their present location, four (4) of the parking stalls at the Second & Pike Garage shall remain on a reserved basis in their present location, and the balance shall be on a non-reserved basis. All parking spaces shall be at the prevailing monthly parking rate, including the reserved parking spaces, as charged by Landlord or Landlord’s parking garage operator from time to time. Such parking shall be subject to the parking rules and regulations set forth in Exhibit I to the Lease.

8. Right of First Opportunity. Landlord hereby grants Tenant a “Right of First Opportunity” to lease any space which comes available on the 17th floor of the Building (the “RFO Space”) subject to the following terms and conditions:

(i) Tenant shall notify Landlord in writing of Tenant’s election to lease the RFO Space within ten (10) business days after Landlord notifies Tenant that any RFO Space will be available for occupancy (which notice may be given by Landlord up to twelve (12) months prior to the date the space will be available). As a precondition to electing to take the RFO Space, Tenant must not be in default under this Lease at the time of Tenant’s election or at the time the RFO Space is added to this Lease. If for any reason Tenant fails to duly and timely exercise its Right of First Opportunity, Landlord shall be free to lease the RFO Space to any third party. If the tenant who has possession of and/or rights to the RFO Space does not vacate the RFO Space as of the end of the written lease term, Landlord shall have no liability to Tenant for failure to deliver possession of the RFO Space to Tenant at such time as the rights of the prior tenant to the RFO Space have terminated, and until the prior tenant has actually vacated the RFO Space.

(ii) If Tenant elects to lease the RFO Space, Tenant’s lease of the RFO Space shall commence on the date Landlord tenders possession of the RFO Space to Tenant (the “Space Commencement Date”) and shall be on terms identical to those set forth in the Lease and, this Amendment, except that (i) Tenant shall not be entitled to any concessions with respect to the RFO Space including, without limitation, commissions or allowances, (ii) the lease term for such RFO Space shall be co-terminus with the Term (including any renewal options) of the Lease, and (iii) rent for the RFO Space shall be at the rent per rentable square foot rate applicable to the Premises at the time Tenant’s lease of the RFO Space commences (including any subsequent rent increases).

9. Supplemental HVAC Systems. The Premises currently contains both a server room (the “Server Room”) and a wire transfer room (the “Wire Transfer Room”), which are located (or, during the Extended Term, will be located) in the locations identified on Exhibit A attached hereto. During the Extended Term, Landlord shall provide the equipment necessary to cool, with a relative humidity level of 40-60% but not to exceed 80% and a temperature of between 60° and 75° Fahrenheit, the Server Room with at least ten (10) tons of HVAC capacity and the Wire Transfer Room with at least one (1) ton of HVAC capacity (collectively, the “HVAC Limits”). Landlord may meet the HVAC Limits by

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supplementing the Existing Equipment (as hereafter defined) or by removing the Existing Equipment and replacing it with replacement cooling equipment. The term “Existing Equipment” refers to the existing two ton fan coil unit serving the Server Room and the existing one ton Move ‘n Cool unit serving the Wire Transfer Room. The Server Room has also been serviced by a two ton Move ‘n Cool unit which shall not be part of the “Existing Equipment” and will not be used or maintained by Landlord unless Tenant elects to use such unit as Supplemental Equipment (as defined below), in which case Landlord will repair and maintain the unit as hereafter described. If Landlord elects to remove any Existing Equipment it shall remain the property of Tenant. The Existing Equipment together with any other equipment installed from time to time by Landlord to provide the HVAC Limits is hereafter collectively referred to as the “HVAC Equipment”. Tenant shall have the right to reasonably approve the HVAC Equipment selected by Landlord and any equipment purchased by Landlord to supplement or replace the Existing Equipment shall be new. Landlord shall be responsible for maintaining and repairing the HVAC Equipment. All regular maintenance and repair costs for the HVAC Equipment shall be an Operating Expense under Section 4.02 of the Lease except that maintenance and repair costs which are necessitated by Tenant’s acts (such as Tenant exceeding the heat load capacity) shall be paid directly by Tenant. In the event Landlord and Tenant disagree over whether or not a certain cost was necessitated by Tenant’s acts, such disagreement shall be resolved by a mutually acceptable qualified and licensed mechanical engineer. Except for the Supplemental Equipment described below, any necessary replacement of the HVAC Equipment shall be at Landlord’s expense. Except for interruptions which are not within Landlord’s reasonable control (such as an interruption in utility service or casualty), in the event that the HVAC Equipment is in need of repair and thus not maintaining the required temperatures, Landlord will promptly respond to a request for repair (and, if necessary, provide an alternative cooling source within four hours) of Landlord being notified of the need for such repairs and will diligently complete such repairs as soon as is reasonably possible. For interruptions that result from Landlord’s acts or omissions or as a result of problems with the Building HVAC system, Landlord will promptly respond to a request for repair (and, if necessary, provide an alternative cooling source within four hours) of Landlord being notified of the need for such repairs and will complete such repairs within twenty-four hours. In the event that Tenant’s use of the Server Room or the Wire Transfer Room generates a load which exceeds the respective HVAC Limits, Tenant shall, at Tenant’s expense, be responsible for purchasing and installing all necessary supplemental equipment (the “Supplemental Equipment”) needed to provide the excess capacity, but Landlord shall continue to be responsible for maintaining and repairing any Supplemental Equipment. In addition, in the event Tenant desires to relocate the Server Room or the Wire Transfer Room, Tenant shall pay all costs and expenses of removing, relocated, and re-installing the HVAC Equipment and returning it to its fully operational condition. Unless otherwise agreed to by Landlord, upon the earlier of Tenant’s vacation of the Premises or the expiration of the Lease Term, Tenant shall, at Tenant’s expense, remove the HVAC Equipment and restore or repair any damage caused by such removal.

10. Storage. Section 14 of Exhibit F is deleted and replaced with the following: for the term of the Lease, and any lease extensions, Tenant shall have the right to utilize its

11

existing storage space, consisting of 506 square feet on Level A, 295 square feet on Floor 18 and 360 square feet in the Century Square Garage, at an all-inclusive rental rate of $16.00 per square foot per year for the Extended Term, $18.00 per square foot for the first Option Period, and $20.00 per square foot for the second Option Period; provided, however, subject to Tenant’s prior approval of the new location (which approval shall not be unreasonably withheld), Landlord may, at Landlord’s expense, relocate the garage storage space (but not the Floor 18 or Level A storage space) to other storage space within the Building.

11. Ratification. Except as expressly set forth herein, the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified by Landlord and Tenant.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LANDLORD:

1501 FOURTH AVENUE LIMITED PARTNERSHIP,
a Washington limited partnership

By:	Its General Partner,
Aetna Life Insurance Co., a
Connecticut corporation

	By:	Its Investment Advisor and Agent,
UBS Realty Investors, LLC

		By:	/s/ THOMAS E. ENGER
Thomas E. Enger
			Its:	Director

TENANT:

FEDERAL HOME LOAN BANK OF SEATTLE, a
federal corporation

By:	/s/ CYNTHIA K. CHIROT
	Its:	EVP C.O.O.

12

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 1st day of October, 2002, before me personally appeared Cynthia K. Chirot, to me known to be the EVP/COO of FEDERAL HOME LOAN BANK OF SEATTLE, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ PAMELA A. RICHARDS GUINASSO
Notary Public in and for the State of Washington; residing at Seattle, WA My commission expires: July 15, 2005
Pamela A. Richards Guinasso
[Type or Print Notary Name]

LANDLORD ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SAN FRANCISCO	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 7th day of October, 2002, before me personally appeared Thomas E. Enger, to me known to be the Director of UBS Realty Investors, LLC, the Investment Advisor and Agent of Aetna Life Insurance Company, the General Partner of 1501 FOURTH AVENUE LIMITED PARTNERSHIP the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

13

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ DENISE BAINBRIDGE
Notary Public in and for the State of California; residing at San Francisco My commission expires: May 25, 2006
Denise Bainbridge
[Type or Print Notary Name]

14

EXHIBIT A

Server Room and Wire Transfer Room

[Floor Plan]

15

SIXTH AMENDMENT TO

OFFICE LEASE AGREEMENT

THIS SIXTH AMENDMENT TO OFFICE LEASE AGREEMENT (this “Amendment”) is dated for reference purposes the 7th day of March, 2003, and is by and between 1501 FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership (“Landlord”), and FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into an Office Lease Agreement dated July 15, 1991, as amended by a First Amendment to Office Lease Agreement dated August 25, 1993, a Second Amendment to Office Lease Agreement dated December 14, 1995, a Third Amendment to Office Lease Agreement dated October 2, 1998, a Fourth Amendment to Office Lease Agreement dated November 30, 1999, and a Fifth Amendment to Office Lease Agreement dated October 7, 2002 (as amended, the “Lease”), for the lease of certain premises located at Suites 1780, 1800, and 1900, 1501 Fourth Avenue, Seattle, Washington (the “Premises”).

B. Pursuant to Section 8 of the Fifth Amendment to Office Lease Agreement, Tenant has exercised its Right of First Opportunity with respect to 1,136 rentable square feet of space located on the 17th floor of the Building in the location shown on Exhibit A attached hereto (the “RFO Space”). Landlord and Tenant desire to amend the lease to add the RFO Space to the Lease as part of the Premises subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the same meaning as they are given in the Lease.

2. Expansion of Premises. Commencing on the date Landlord tenders possession of the RFO Space to Tenant (the “RFO Space Commencement Date”), the Premises shall be expanded by the RFO Space. All references in the Lease to the Premises shall be deemed to include the Premises as expanded by the RFO Space. Tenant shall not be entitled to any concessions with respect to the RFO Space including, without limitation, commissions or allowances, the lease term for the RFO Space shall be co-terminus with the Term (including any renewal options) of the Lease, and (iii) rent for the RFO Space shall be at the rent per rentable square foot rate applicable to the Premises at the time of the RFO Space Commencement Date (including any subsequent rent increases). In addition, on the RFO Space Commencement Date, Tenant’s Proportionate Share of the Total Rentable Area of the Office Tower shall be increased to 8.9445% (based on 47,972 rentable square feet of Premises and 536,328 rentable square feet in the Office Tower) and Tenant’s Proportionate

1

Share of the Total Rentable Area of the Project is 8.0251% (based on 597,771 rentable square feet in the Project).

3. Contingency. Tenant acknowledges that the RFO Space is currently leased by an existing tenant of the Building, Harris Direct, and that Tenant’s lease of the RFO Space is contingent upon Harris Direct surrendering possession of the RFO Space to Landlord. In the event Landlord is unable to obtain possession of the RFO Space from Harris Direct on or before April 1, 2003, then Tenant’s lease of the RFO Space shall be null and void.

4. Ratification. Except as expressly set forth herein, the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified by Landlord and Tenant.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LANDLORD:

1501 FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership

By:	Its General Partner, Aetna Life Insurance Co., a Connecticut corporation

	By:	Its Investment Advisor and Agent, UBS Realty Investors, LLC

		By:	/s/ THOMAS E. ENGER
Thomas E. Enger
		Its:	Director

TENANT:

FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation

By:	/s/ CYNTHIA K. CHIROT
Its:	EVP COO

2

STATE OF WASHINGTON	)
	)	ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 4th day of March, 2003, before me personally appeared Cynthia K. Chirot, to me known to be the EVP & COO of FEDERAL HOME LOAN BANK OF SEATTLE, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ PAMELA A. RICHARDS GUINASSO
Notary Public in and for the State of Washington; residing at Seattle, WA My commission expires: July 15, 2005 Pamela A. Richards Guinasso
[Type or Print Notary Name]

LANDLORD ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SAN FRANCISCO	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 7th day of March, 2003, before me personally appeared Thomas E. Enger, to me known to be the Director of UBS Realty Investors, LLC, the Investment Advisor and Agent of Aetna Life Insurance Company, the General Partner of 1501 FOURTH AVENUE LIMITED PARTNERSHIP, the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

3

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ DENISE BAINBRIDGE
Notary Public in and for the State of California residing at San Francisco My commission expires: May 25, 2006 Denise Bainbridge
[Type or Print Notary Name]

4

EXHIBIT A

RFO Space

[Floor Plan]

5

SEVENTH AMENDMENT TO

OFFICE LEASE AGREEMENT

THIS SEVENTH AMENDMENT TO OFFICE LEASE AGREEMENT (this “Amendment”) is dated for reference purposes the 1st day of January, 2004, and is by and between FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership (“Landlord”), and FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into an Office Lease Agreement dated July 15, 1991, as amended by a First Amendment to Office Lease Agreement dated August 25, 1993, a Second Amendment to Office Lease Agreement dated December 14, 1995, a Third Amendment to Office Lease Agreement dated October 2, 1998, a Fourth Amendment to Office Lease Agreement dated November 30, 1999, a Fifth Amendment to Office Lease Agreement dated October 7, 2002, and a Sixth Amendment to Office Lease Agreement dated March 7, 2003 (as amended, the “Lease”), for the lease of certain premises located on the 17th, 18th, and 19th floors of the Century Square Building, 1501 Fourth Avenue, Seattle, Washington (the “Premises”).

B. Landlord and Tenant desire to amend the lease to expand the Premises subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the same meaning as they are given in the Lease.

2. Confirmation of Sixth Amendment Commencement Date. Landlord and Tenant hereby confirm that the commencement date for the space leased by Tenant under the terms of the Sixth Amendment to Office Lease Agreement referenced in Recital A above is April 1, 2003.

3. Expansion of Premises. Commencing on the earlier of (a) March 1, 2004 or (b) the date Tenant takes possession of the Expansion Space (as defined below) to start Improvement Work or for any other purpose (the earlier of which is hereafter referred to as the “Expansion Space Commencement Date”), the Premises shall be expanded by approximately 10,304 rentable square feet in Suite 1750 in the location identified on Exhibit A attached hereto (the “Expansion Space”). All references in the Lease to the Premises shall be deemed to include the Premises as expanded by the Expansion Space. The lease term for the Expansion Space shall be co-terminus with the Term (including any renewal options) of the Lease, which is currently scheduled to expire on April 30, 2013. Within thirty (30) days following the date Tenant takes occupancy of the Expansion Space,

1

Landlord and Tenant shall, through their architects, confirm the actual rentable square footage of the Expansion Space using the 1996 BOMA Standard method of measurement and, if the actual square footage differs from 10,304 rentable square feet, then the parties shall confirm the actual rentable square footage in writing and shall adjust the Tenant’s Proportionate Share for the Expansion Space (as set forth in Subsection 5(a) below) to reflect the actual rentable square footage.

4. Expansion Space Basic Rent. The Basic Rent for the Expansion Space (which includes only Suite 1750) shall be as follows:

Months:	Basic Rent Per Rentable Square Foot:
3/1/04 - 3/31/04	$0.00
4/1/04 - 4/30/07	$24.00
5/1/07 - 4/30/10	$26.00
5/1/10 - 4/30/13	$28.00

5. Operating Expenses.

(a) With respect to the Expansion Space only (and not with respect to the balance of the Premises), (a) Tenant’s Base Year shall be the calendar year 2004 and Tenant shall commence paying Tenant’s Proportionate Share of increases Operating Expenses effective January 1, 2005, and (b) Tenant’s Proportionate Share of the Total Rentable Area of the Office Tower shall be 1.8360% (based on 10,304 rentable square feet of Expansion Space and 561,235 rentable square feet in the Office Tower) and Tenant’s Proportionate Share of the Total Rentable Area of the Project is 1.7212% (based on 598,635 rentable square feet in the Project).

(b) With respect to the balance of the Premises (excluding the Expansion Space), effective January 1, 2004, Tenant’s Proportionate Share of the Total Rentable Area of the Office Tower shall be amended to 8.5476% (based on 47,972 rentable square feet of Premises and 561,235 rentable square feet in the Office Tower) and Tenant’s Proportionate Share of the Total Rentable Area of the Project shall be amended to 8.0136% (based on 598,635 rentable square feet in the Project).

6. Expansion Space Improvements. Tenant shall have the right to make certain improvements to the Expansion Space (the “Improvement Work”). All such Improvement Work shall be constructed from construction drawings prepared by Tenant’s architect and approved in advance by Landlord. Tenant shall be responsible for all necessary costs to complete the Improvement Work including architectural fees and permit costs. Tenant shall perform all Improvement Work utilizing contractors that meet the requirements of Landlord to perform work in the Building.

7. Parking. With respect to the Expansion Space, Tenant shall have the right to seven (7) additional parking spaces, four (4) of which shall be in the Century Square Garage

2

and three (3) of which shall be at. the Second & Pike Garage. All parking spaces shall be at the prevailing monthly parking rate as charged by Landlord or Landlord’s parking garage operator from time to time. Such parking shall be subject to the parking rules and regulations set forth in Exhibit I to the Lease.

8. Rights of Opportunity on Floors 16, 17, 20 and 21. Landlord hereby grants Tenant a “Right of Opportunity” to lease any space which comes available on the 16th, 17th, 20th, and 21st floors of the Building. With respect to space on the 20th and 21st floors, the Right of Opportunity shall be secondary and subordinate to the existing rights of Davis Wright Tremaine. With respect to space on the 16th floor, the Right of Opportunity shall be secondary and subordinate to the existing rights of URS. With respect to space on the 17th floor, the Right of Opportunity shall be a first position right. Tenant’s Right of Opportunity shall be subject to the following terms and conditions:

(i) Tenant shall notify Landlord in writing of Tenant’s election to lease any space covered by the Right of Opportunity within ten (10) business days after Landlord notifies Tenant that any such space will be available for occupancy (which notice may be given by Landlord up to twelve (12) months prior to the date the space will be available). As a precondition to electing to take the space described in Landlord’s notice, Tenant must not be in default under the Lease including applicable cure periods at the time of Tenant’s election or at the time the space is added to this Lease. If for any reason Tenant fails to duly and timely exercise its Right of Opportunity, Landlord shall be free to lease the space described in Landlord’s notice to any third party (but subject to Tenant’s Right of Refusal set forth below). If the tenant who has possession of and/or rights to the space does not vacate the space as of the end of the written lease term, Landlord shall make reasonable effort to remove the Tenant but failing to do so shall have no liability to Tenant for failure to deliver possession of the space to Tenant at such time as the rights of the prior tenant to the space have terminated, and until the prior tenant has actually vacated the space.

(ii) If Tenant elects to lease any space described in Landlord’s notice, Tenant’s lease of the space shall commence on the date Landlord tenders possession of the space to Tenant (the “Space Commencement Date”) and (i) the lease term for such space shall be co-terminus with the Term (including any renewal options) of the Lease, provided, however, if there are less than three (3) years remaining on the Term, then the lease term for such space shall be three (3) years, and (ii) rent for the space shall be at the then current “fair market rental value” as determined in accordance with the procedures outlined below.

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9. Rights of Refusal on Floors 16, 17, 20 and 21. Landlord hereby grants Tenant a “Right of Refusal” to lease any space which comes available on the 16th, 17th, 20th, and 21st floors of the Building. With respect to space on the 20th and 21st floors, the Right of Refusal shall be secondary and subordinate to the existing rights of Davis Wright Tremaine. With respect to space on the 16th floor, the Right of Refusal shall be secondary and subordinate to the existing rights of URS. With respect to space on the 17th floor, the Right of Refusal shall be a first position right. Tenant’s Right of Refusal shall be subject to the following terms and conditions:

(i) If at any time during the Term, but not during the final nine (9) months of the Term unless Tenant has exercised its Option to renew the Term, Landlord shall receive a bona fide offer (the “Offer”) from any third party to lease space in the Building which is covered by Tenant’s Right of Refusal, and which Offer Landlord is prepared to accept or has accepted (subject to Tenant’s rights under this Section 9), Landlord shall notify Tenant (the “Right of Refusal Notice”) of Landlord’s intent to accept such Offer and the terms of the Offer. Tenant shall notify Landlord in writing of Tenant’s election to lease the space covered by the Right of Refusal Notice within ten (10) business days after receipt of such notice. As a precondition to electing to take the space described in Landlord’s notice, Tenant must not be in default under the Lease including any applicable cure periods at the time of Tenant’s election or at the time the space is added to this Lease. If for any reason Tenant fails to duly and timely exercise its Right of Refusal, Landlord shall be free to lease the space described in Landlord’s notice to the third party on the terms contained in the Offer. If the tenant who has possession of and/or rights to the space does not vacate the space as of the end of the written lease term, Landlord shall make reasonable effort to remove the Tenant but failing to do so shall have no liability to Tenant for failure to deliver possession of the space to Tenant at such time as the rights of the prior tenant to the space have terminated, and until the prior tenant has actually vacated the space.

(ii) If Tenant elects to lease the space described in Landlord’s notice, Tenant’s lease of the space shall commence on the date Landlord tenders possession of the space to Tenant (the “Space Commencement Date”) and shall be on terms identical to those set forth in the Offer; provided, however, if Tenant does not want to lease the space for the length of the lease term specified in the Offer, then Tenant’s lease of the space shall be (1) for a lease term which is the longer of (a) a term which is co-terminus with the Term (including any renewal options which Tenant has exercised or which Tenant exercises in the future) of the Lease, or (b) three (3) years, and (ii) rent for the space shall be at the then current “fair market rental value” as determined in accordance with the procedures outlined below.

10. Expansion Right on 17th Floor. Commencing effective at any time after September 1, 2006, and continuing through the expiration of the Term, Tenant shall have the right to expand (the “Expansion Right”) into the remaining 5,480 rentable square feet of space located on the 17th floor (which space is commonly known as Suite 1700) subject to the following terms and conditions:

(i) Tenant shall provide Landlord with written notice of Tenant’s exercise of the Expansion Right at least six (6) months in advance;

(ii) Landlord shall not be responsible for paying any costs or expenses in connection with the Expansion Right except for any applicable costs of demolition on Suite 1700 up to a maximum of $5.00 per rentable square foot;

(iii) Tenant shall be responsible for all tenant improvements to Suite 1700 (which will be performed in accordance with Section 6 above);

4

(iv) Tenant shall reimburse Landlord for all costs and expenses reasonably necessary to relocate the existing tenant of Suite 1700 to other space in the Building;

(v) Basic Rent for the Suite 1700 space shall equal to the fair market rental value for such space determined in accordance with the procedures set forth below; and

(vi) The term of Tenant’s lease for Suite 1700 shall be co-terminus with the Term (including any renewal options) of the Lease, provided, however, if there are less than three (3) years remaining on the Term, then the lease term for such space shall be three (3) years.

11. Determination of Rent. The Basic Rent for any space leased by Tenant pursuant to the Right of Opportunity, Right of First Refusal (to the extent Tenant does not accept the lease term set forth in the Offer), or Expansion Right shall be equal to the fair market value rent for such space determined as follows:

(i) Landlord and Tenant will have fifteen (15) days after Tenant elects to lease such space within which to agree on the fair market rental value of the space as of the estimated commencement date. If they agree on the Basic Rent within such fifteen (15) day period, they will amend the Lease by stating the Basic Rent.

(ii) If Landlord and Tenant are unable to agree on the Basic Rent for the space within the fifteen (15) day period set forth in subsection (i) above, the Basic Rent for the space will be equal to the fair market rental value of the space as of the commencement date for such space as determined in accordance with subsection (iii) hereof. As used in this Amendment, the “fair market rental value of the space” means what a landlord under no compulsion to lease the space, and a tenant under no compulsion to lease the space, would determine as Basic Rent (including initial monthly rent and rental increases) for the term of such lease, taking into consideration the uses permitted under the Lease, the quality, size, design and location of the space, and the effective rent (including allowances and other concessions) for comparable office space in the Seattle commercial business district.

(iii) Within ten (10) days after the expiration of the fifteen (15) day period set forth in subparagraph (ii) above, Landlord and Tenant shall each appoint one licensed real estate appraiser, and the two appraisers so appointed shall jointly attempt to determine and agree upon the then fair market rental value of the space. If they are unable to agree, then each appraiser so appointed shall set one value, and notify the other appraiser, of the value set by him or her, concurrently with such appraiser’s receipt of the value set by the other appraiser. The two appraisers then shall, together, select a third licensed appraiser, who shall make a determination of the then fair market rental value, after reviewing the reports of the first two appraisers appointed by the parties, and after doing such independent research as he/she deems appropriate. The value determined by the third appraiser shall be the then fair market rental value of the space. Landlord and Tenant shall be responsible for the cost of the appraiser each appoints and shall share equally in the cost of the third appraiser, if applicable. If the rent is determined following the commencement of Tenant’s lease of the applicable

5

space, Tenant shall pay to Landlord all accrued rent within ten (10) days after the determination of the fair market rental value of the space. In addition, Landlord and Tenant will amend the Lease to state the fair market rental value of the space as determined under this subsection (iii).

12. Representation. Tenant was represented in this transaction by Kinzer Real Estate Services.

13. Ratification. Except as expressly set forth herein, the terms. and conditions of the Lease shall remain in full force and effect and are hereby ratified by Landlord and Tenant.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LANDLORD:

FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership

By:	Pike Street Investors LLC, a, Delaware limited liability company, Its General Partner

	By:	UBS Realty Investors, LLC, a Massachusetts limited liability company, Its Manager

		By:	/s/ JOAN CRESS
Joan Cress
			Its:	Director

TENANT:

FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation

By:	/s/ NORMAN B. RICE
	Its:	President

6

STATE OF WASHINGTON	)
	)	ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 5th day of February, 2004, before me personally appeared Norman B. Rice, to me known to be the President of FEDERAL HOME LOAN BANK OF SEATTLE, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ PAMELA A. RICHARDS GUINASSO
Notary Public in and for the State of Washington; residing at Seattle, WA
My commission expires: July 15, 2005

Pamela A. Richards Guinasso
[Type or Print Notary Name]

LANDLORD ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SAN FRANCISCO	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 13th day of February, 2004, before me personally appeared Joan Cress, to me known to be the Director of UBS Realty Investors, LLC, the Manager of Pike Street Investors LLC, the General Partner of FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

7

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ DENISE BAINBRIDGE
Notary Public in and for the State of California residing at San Francisco
My commission expires: May 25, 2006
Denise Bainbridge
[Type or Print Notary Name]

8

EXHIBIT A

EXPANSION SPACE SUITE 1750

[Floor Plan]

9

EIGHTH AMENDMENT TO

OFFICE LEASE AGREEMENT

THIS EIGHTH AMENDMENT TO OFFICE LEASE AGREEMENT (this “Amendment”) is dated for reference purposes the 31st day of March, 2004, and is by and between FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership (“Landlord”), and FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into an Office Lease Agreement dated July 15, 1991, as amended by a First Amendment to Office Lease Agreement dated August 25, 1993, a Second Amendment to Office Lease Agreement dated December 14, 1995, a Third Amendment to Office Lease Agreement dated October 2, 1998, a Fourth Amendment to Office Lease Agreement dated November 30, 1999, a Fifth Amendment to Office Lease Agreement dated October 7, 2002, a Sixth Amendment to Office Lease Agreement dated March 7, 2003, and a Seventh Amendment to Office Lease Agreement dated January 1, 2004 (as amended, the “Lease”), for the lease of certain premises located on the 17th, 18th, and 19th floors of the Century Square Building, 1501 Fourth Avenue, Seattle, Washington (the “Premises”).

B. Landlord and Tenant desire to amend the lease to expand the Premises subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the same meaning as they are given in the Lease.

2. Expansion of Premises.

(a) First Expansion Space (Suites 1620, 1635 and 1640). Commencing on May 1, 2004 (the “First Expansion Space Commencement Date”), the Premises shall be expanded by approximately 6,189 rentable square feet in Suites 1620, 1635 and 1640 in the location identified on Exhibit A attached hereto (the “First Expansion Space”).

(b) Second Expansion Space (Suites 1625 and 1630). Subject to potential delays as described in the next sentence, commencing on March 1, 2005 (the “Second Expansion Space Commencement Date”), the Premises shall be expanded by approximately 3,097 rentable square feet in Suites 1625 and 1630 in the location identified on Exhibit A attached hereto (the “Second Expansion Space”). Tenant may, by written notice to Landlord at least six (6) months prior to March 1, 2005, request that Landlord delay the Second Expansion Space Commencement Date on a month-to-month basis by (1) extending

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the existing lease in Suite 1630 on a month-to-month basis and (2) delaying construction of the new/relocated Building conference room which is currently located in Suite 1625. If timely requested by Tenant, Landlord shall make reasonable efforts to delay the Second Expansion Space Commencement Date through the two methods identified in the preceding sentence. If Landlord is able to delay the Second Space Commencement Date, then the Second Expansion Space Commencement Date shall be delayed on a month-to-month basis until the first to occur of (i) the expiration of the month-to-month extension of the existing lease in Suite 1630, or (ii) forty-five (45) days after Tenant notifies Landlord in writing that Tenant elects to discontinue the month-to-month extension of the Second Expansion Space Commencement Date. If the Second Expansion Space Commencement Date is extended pursuant to the provisions contained in this subsection, then upon the final determination of the actual Second Expansion Space Commencement Date Landlord and Tenant shall confirm the actual Second Expansion Space Commencement Date in writing.

(c) General. All references in this Amendment to the “Expansion Space” shall mean both the First Expansion Space and the Second Expansion Space. All references in the Lease to the Premises shall be deemed to include the Premises as expanded by the Expansion Space. The lease term for the Expansion Space shall be co-terminus with the Term (including any renewal options) of the Lease, which is currently scheduled to expire on April 30, 2013.

(d) Within thirty (30) days following the date Tenant takes occupancy of each portion of the Expansion Space, Landlord and Tenant shall, through their architects, confirm the actual rentable square footage of the applicable portion of the Expansion Space using the 1996 BOMA Standard method of measurement and if the actual square footage differs from the square footages set forth in this Amendment, then the parties shall confirm the actual rentable square footage in writing and shall adjust the Tenant’s Proportionate Share for the Expansion Space (as set forth in Section 4 below) and the Expansion Space Allowance (as defined in Section 5) to reflect the actual rentable square footage.

3. Expansion Space Basic Rent. The Basic Rent for the Expansion Space shall be as follows; provided, however, the Basic Rent schedule shall only apply to the Second Expansion Space commencing on the Second Expansion Space Commencement Date:

Months:	Basic Rent Per Rentable Square Foot Per Year:
5/1/04 - 5/31/04	$0.00
6/1/04 - 4/30/07	$24.00
6/1/04 - 4/30/07	$26.00
5/1/10 - 4/30/13	$28.00

4. Operating Expenses.

(a) First Expansion Space. With respect to the First Expansion Space only, (a) Tenant’s Base Year shall be the calendar year 2004 and Tenant shall commence

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paying Tenant’s Proportionate Share of increases Operating Expenses effective January 1, 2005, and (b) Tenant’s Proportionate Share of the Total Rentable Area of the Office Tower shall be 1.1027% (based on 6,189 rentable square feet of Expansion Space and 561,235 rentable square feet in the Office Tower) and Tenant’s Proportionate Share of the Total Rentable Area of the Project is 1.0339% (based on 598,635 rentable square feet in the Project).

(b) Second Expansion Space. With respect to the Second Expansion Space only, (a) Tenant’s Base Year shall be the calendar year 2005 and Tenant shall commence paying Tenant’s Proportionate Share of increases Operating Expenses effective January 1, 2006, and (b) Tenant’s Proportionate Share of the Total Rentable Area of the Office Tower shall be 0.5518% (based on 3,097 rentable square feet of Expansion Space and 561,235 rentable square feet in the Office Tower) and Tenant’s Proportionate Share of the Total Rentable Area of the Project is 0.5173% (based on 598,635 rentable square feet in the Project).

5. Expansion Space Improvements. Tenant shall have the right to make certain improvements to the Expansion Space (the “Improvement Work”). All such Improvement Work shall be constructed from construction drawings prepared by Tenant’s architect and approved in advance by Landlord. Tenant shall be responsible for all necessary costs to complete the Improvement Work including architectural fees and permit costs; provided, however, Landlord shall reimburse Tenant for up to $5.00 per rentable square foot for the Expansion Space (for a total of $46,430.00 based on 9,286 rentable square feet of Expansion Space) for Improvement Work expenses (the “Expansion Space Allowance”). The Expansion Space Allowance will be paid by Landlord to Tenant within 30 days’ of Tenant’s request (which request shall be accompanied by reasonable evidence of the expenses incurred) following the Second Expansion Space Commencement Date. Tenant shall perform all Improvement Work utilizing contractors that meet the requirements of Landlord to perform work in the Building.

6. Parking. With respect to the Expansion Space, Tenant shall have the right to five (5) additional parking spaces, all of which shall be in the Century Square Garage. All parking spaces shall be at the prevailing monthly parking rate as charged by Landlord or Landlord’s parking garage operator from time to time. Such parking shall be subject to the parking rules and regulations set forth in Exhibit I to the Lease.

7. Tenant’s Conditional Option to Terminate Lease of Expansion Space. Tenant shall have the one time option to terminate Tenant’s lease of the Expansion Space (the “Termination Option”) subject to the following terms and conditions:

(a) At the time Tenant exercises the Termination Option, Tenant shall have leased a minimum of 9,286 rentable square feet of additional space on the 20th and/or 21st floors of the Building for the balance of the Lease Term (i.e., through April 30, 2013) at a base rental rate equal to the greater of (i) market rates, or (ii) the Basic Rent then in effect

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for the Expansion Space as set forth in the Basic Rent schedule in Section 3 of this Amendment;

(b) The Termination Option shall be effective on a date specified by Tenant in the Termination Notice (as defined below) between November 1, 2007, and November 1, 2008 (which effective date is referred to herein as the “Termination Date”);

(c) Tenant shall provide Landlord with written notice of Tenant’s exercise of the Termination Option (the “Termination Notice”) at least six (6) months prior to the effective Termination Date;

(d) On or before the Termination Date, Tenant shall pay to Landlord an amount equal to the then unamortized portion of (i) the Expansion Space Allowance, (ii) the one month of free Basic Rent for May, 2004 (based on a $24.00 per rentable square foot per year rental rate for the First Expansion Space), and (iii) the leasing commission paid by Landlord with respect to the Expansion Space. All of the preceding items shall be amortized equally over the nine (9) year period commencing May 1, 2004, and ending April 30, 2013, using an interest rate equal to 8% per annum.

8. Representation. Tenant was represented in this transaction by Kinzer Real Estate Services.

9. Ratification. Except as expressly set forth herein, the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified by Landlord and Tenant.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LANDLORD:

FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP,
a Washington limited partnership

By:	Pike Street Investors LLC, a Delaware limited liability company, Its General Partner

	By:	UBS Realty Investors LLC, a Massachusetts limited liability company, Its Manager

		By:	/s/ JOAN CRESS
Joan Cress
		Its:	Director

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TENANT:

FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation

By:	/s/ NORMAN B. RICE
	Its:	President, CEO

STATE OF WASHINGTON	)
	)	ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 24th day of March, 2004, before me personally appeared Norman B. Rice, to me known to be the President, CEO of FEDERAL HOME LOAN BANK OF SEATTLE, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ PAMELA A. RICHARDS GUINASSO
Notary Public in and for the State of Washington; residing at: Seattle, WA
My commission expires: 7/15/2005
Pamela A. Richards Guinasso
[Type or Print Notary Name]

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LANDLORD ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SAN FRANCISCO	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 31st day of March, 2004, before me personally appeared Joan Cress, to me known to be the Director of UBS Realty Investors LLC, the Manager of Pike Street Investors LLC, the General Partner of FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ DENISE BAINBRIDGE
Notary Public in and for the State of California residing at San Francisco
My commission expires: May 25, 2006
Denise Bainbridge
[Type or Print Notary Name]

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EXHIBIT A

Expansion Space Suites 1620, 1625, 1630, 1635, and 1640

[Floor Plan]

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NINTH AMENDMENT TO

OFFICE LEASE AGREEMENT

THIS NINTH AMENDMENT TO OFFICE LEASE AGREEMENT (this “Amendment”) is dated for reference purposes the 23rd day of August, 2004, and is by and between FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership (“Landlord”), and FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into an Office Lease Agreement dated July 15, 1991, as amended by a First Amendment to Office Lease Agreement dated August 25, 1993, a Second Amendment to Office Lease Agreement dated December 14, 1995, a Third Amendment to Office Lease Agreement dated October 2, 1998, a Fourth Amendment to Office Lease Agreement dated November 30, 1999, a Fifth Amendment to Office Lease Agreement dated October 7, 2002, a Sixth Amendment to Office Lease Agreement dated March 7, 2003, a Seventh Amendment to Office Lease Agreement dated January 1, 2004, and an Eighth Amendment to Office Lease Agreement dated March 31, 2004 (as amended, the “Lease”), for the lease of certain premises located on the 16th, 17th, 18th, and 19th floors of the Century Square Building, 1501 Fourth Avenue, Seattle, Washington (the “Premises”).

B. Landlord and Tenant desire to enter into this Amendment to confirm the actual size of certain portions of the Premises and to confirm the actual commencement dates for certain portions of the Premises, all as set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the same meaning as they are given in the Lease.

2. 17th Floor Expansion Space Confirmations. Pursuant to the terms of the Seventh Amendment to the Lease, Tenant expanded the Premises to include certain space commonly known as Suite 1750 (the “Suite 1750 Space”). In the Seventh Amendment, Landlord and Tenant estimated that the Suite 1750 Space contained approximately 10,304 rentable square feet. Landlord and Tenant hereby confirm that the Suite 1750 Space actually contains 10,392 rentable square feet and, as a result, with respect to the Suite 1750 Space, (i) the Basic Rent payable by Tenant with respect to Suite 1750 shall be based on such square footage, and (ii) Tenant’s Proportionate Share of the Total Rentable Area of the Office Tower is 1.8516% (based on 10,392 rentable square feet of Expansion Space and 561,235 rentable square feet in the Office Tower) and Tenant’s Proportionate Share of the Total Rentable Area of the Project is 1.7359% (based on 598,635 rentable square feet in the Project)

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3. 16th Floor Expansion Space Confirmations. Pursuant to the terms of the Eighth Amendment to Lease, Tenant expanded the Premises to include certain space identified in the Eighth Amendment as Suites 1620, 1625, 1630, 1635, and 1640 (Suites 1620, 1635, and 1640 are referred to herein as the “First Expansion Space”, Suite 1630 is referred to herein as the “Second Expansion Space”, Suite 1625 is referred to herein as the “Third Expansion Space”, and all of such space is collectively referred to as the “16th Floor Space”). With respect to the 16th Floor Space, Landlord and Tenant hereby confirm the following:

(a) The 16th Floor Space contains a total of 8,849 rentable square feet (allocated among the Suites as set forth below) and the Basic Rent and allowances for each Suite shall be based on such square footage calculations;

Suite:	RSF
1620	1,759
1625	1,099
1630	1,419
1635	1,080
1640	3,492

(b) The First Expansion Space contains 6,331 rentable square feet and the First Expansion Space Commencement Date is May 1, 2004. With respect to the First Expansion Space, (i) Tenant’s Base Year is the calendar year 2004, and (ii) Tenant’s Proportionate Share of the Total Rentable Area of the Office Tower is 1.1280% (based on 6,331 rentable square feet of Expansion Space and 561,235 rentable square feet in the Office Tower) and Tenant’s Proportionate Share of the Total Rentable Area of the Project is 1.0576% (based on 598,635 rentable square feet in the Project).

(c) The Second Expansion Space contains 1,419 rentable square feet and the Second Expansion Space Commencement Date is March 1, 2005. With respect to the Second Expansion Space, (i) Tenant’s Base Year is the calendar year 2005, and (ii) Tenant’s Proportionate Share of the Total Rentable Area of the Office Tower is 0.2528% (based on 1,419 rentable square feet of Expansion Space and 561,235 rentable square feet in the Office Tower) and Tenant’s Proportionate Share of the Total Rentable Area of the Project is 0.2370% (based on 598,635 rentable square feet in the Project)

(d) The Third Expansion Space contains 1,099 rentable square feet and the Third Expansion Space Commencement Date is March 1, 2006. With respect to the Third Expansion Space, (i) the Basic Rent schedule set forth in the Eight Amendment to the Lease shall apply to the Third Expansion Space commencing on the Third Expansion Space Commencement Date (ii) Tenant’s Base Year is the calendar year 2006 and Tenant shall commence paying Tenant’s Proportionate Share of increases Operating Expenses effective January 1, 2007, and (iii) Tenant’s Proportionate Share of the Total Rentable Area of the Office Tower is 0.1958% (based on 1,099 rentable square feet of Expansion Space and 561,235 rentable square feet in the Office Tower) and Tenant’s Proportionate Share of the

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Total Rentable Area of the Project is 0.1836% (based on 598,635 rentable square feet in the Project).

(e) Notwithstanding the Third Expansion Space Commencement Date of March 1, 2006, Landlord will disburse the Expansion Space Allowance (as defined in Section 5 of the Eighth Amendment to the Lease) following the Second Expansion Space Commencement Date as provided in the Eighth Amendment to the Lease.

4. Ratification. Except as expressly set forth herein, the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified by Landlord and Tenant.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LANDLORD:

FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership

By:	Pike Street Investors LLC, a Delaware limited liability company, Its General Partner

	By:	UBS Realty Investors LLC, a Massachusetts limited liability company, Its Manager

		By:	/S/ JOAN CRESS
Joan Cress
			Its:	Director

TENANT:

FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation

By:	/S/ NORMAN B. RICE
	Its:	President, CEO

3

STATE OF WASHINGTON	)
	)	ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 30th day of September, 2004, before me personally appeared Norman B. Rice, to me known to be the President, CEO of FEDERAL HOME LOAN BANK OF SEATTLE, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/S/ PAMELA A. RICHARDS GUINASSO
Notary Public in and for the State of Washington, residing at Seattle, WA My commission expires: 7/15/2005

Pamela A. Richards Guinasso
[Type or Print Notary Name]

LANDLORD ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SAN FRANCISCO	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 14th day of October, 2004, before me personally appeared Joan Cress, to me known to be the Director of UBS Realty Investors LLC, the Manager of Pike Street Investors LLC, the General Partner of FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

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WITNESS my hand and official seal hereto affixed the day and year first above written.

/S/ DENISE BAINBRIDGE
Notary Public in and for the State of California residing at San Francisco
My commission expires: May 25, 2006

Denise Bainbridge
[Type or Print Notary Name]

5

TENTH AMENDMENT TO

OFFICE LEASE AGREEMENT

THIS TENTH AMENDMENT TO OFFICE LEASE AGREEMENT (this “Amendment”) is dated for reference purposes the 8th day of November, 2004, and is by and between FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership (“Landlord”), and FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into an Office Lease Agreement dated July 15, 1991, as amended by a First Amendment to Office Lease Agreement dated August 25, 1993, a Second Amendment to Office Lease Agreement dated December 14, 1995, a Third Amendment to Office Lease Agreement dated October 2, 1998, a Fourth Amendment to Office Lease Agreement dated November 30, 1999, a Fifth Amendment to Office Lease Agreement dated October 7, 2002, a Sixth Amendment to Office Lease Agreement dated March 7, 2003, a Seventh Amendment to Office Lease Agreement dated January 1, 2004, an Eighth Amendment to Office Lease Agreement dated March 31, 2004, and a Ninth Amendment to Office Lease Agreement dated August 23, 2004 (as amended, the “Lease”), for the lease of certain premises located on the 16th, 17th, 18th, and 19th floors of the Century Square Building, 1501 Fourth Avenue, Seattle, Washington (the “Premises”).

B. Landlord and Tenant desire to amend the lease to expand the Premises subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the same meaning as they are given in the Lease.

2. Expansion of Premises.

(a) Suite 2070 Expansion Space. Commencing on the date of this Amendment (the “Suite 2070 Expansion Date”), the Premises shall be expanded by approximately 4,846 rentable square feet in Suite 2070 in the location identified on Exhibit A attached hereto (the “Suite 2070 Expansion Space”). Tenant’s obligation to commence paying Basic Rent with respect to the Suite 2070 Expansion Space shall commence on the earlier of (1) the first day of the first calendar month following the date in which Tenant completes the Tenant Improvements (as hereafter defined) to the Suite 2070 Expansion Space, or (2) April 1, 2005 (the “Suite 2070 Rent Commencement Date”),

(b) Suite 2050 Expansion Space. Tenant currently subleases from Davis Wright Tremaine LLP approximately 10,820 rentable square feet in Suite 2050 in the

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location identified on Exhibit A attached hereto (the “Suite 2050 Expansion Space”). Tenant’s sublease of the Suite 2050 Expansion Space expires on June 30, 2007. Commencing on July 1, 2007 (the “Suite 2050 Expansion Date”), the Premises shall be expanded by the Suite 2050 Expansion Space. Tenant’s obligation to commence paying Basic Rent with respect to the Suite 2050 Expansion Space shall commence on August 1, 2007 (the “Suite 2050 Rent Commencement Date”).

(c) Suite 2100 Expansion Space. Commencing on the date Landlord delivers possession thereof to Tenant (the “Suite 2100 Expansion Date”), the Premises shall be expanded by approximately 17,344 rentable square feet in Suite 2100 in the location identified on Exhibit B attached hereto (the “Suite 2100 Expansion Space”). Tenant’s obligation to commence paying Basic Rent with respect to the Suite 2100 Expansion Space shall commence on the date (the “Suite 2100 Rent Commencement Date”) which is the earlier of (1) one hundred twenty (120) days after the Suite 2100 Expansion Date, (2) thirty (30) days after Tenant occupies any portion of the Suite 2100 Expansion Space for the purpose of conducting business therefrom, or (3) November 1, 2007; provided, however, the November 1, 2007 date shall be extended one day for every day after July 1, 2007, that the Suite 2100 Expansion Date occurs. Commencing on February 1, 2007, and subject to reasonable advance notice to Landlord, Landlord shall facilitate Tenant’s access to the Suite 2100 Expansion Space for space planning purposes only.

If for any reason Landlord is unable to deliver possession of the Suite 2100 Expansion Space to Tenant by October 1, 2007, and if Tenant needs additional expansion space immediately, Landlord shall provide Tenant with reasonably comparable space within the Building (the “Interim Space”) from October 1, 2007 until the date which is four (4) months after the Suite 2100 Delivery Date. Landlord shall pay the reasonable out-of-pocket costs associated with moving Tenant (including but not limited to moving communications, security, equipment and furniture) from space within the Building to the Interim Space and again from the Interim Space to the Suite 2100 Expansion Space. Tenant shall pay Basic Rent and Operating Expenses for the Interim Space during Tenant’s period of occupancy of the Interim Space; provided, however, if the Interim Space is larger than the Suite 2100 Expansion Space, then Tenant shall not be obligated to pay Basic Rent or Operating Expenses for the Interim Space in excess of the Basic Rent and Operating Expenses that would have been due for the Suite 2100 Expansion Space.

(d) General. All references in this Amendment to the “Expansion Space” shall mean the Suite 2070 Expansion Space, the Suite 2050 Expansion Space, and the Suite 2100 Expansion Space (or Interim Space, as applicable). All references in the Lease to the Premises shall be deemed to include the Premises as expanded by the Expansion Space. The lease term for the Expansion Space shall be co-terminus with the Term (including any renewal options) of the Lease, which is currently scheduled to expire on April 30, 2013. Except as amended by this Amendment, all terms and conditions of the Lease shall remain in effect and applicable to the Expansion Space including, without limitation, Tenant’s Right of First Opportunity and Right of First Refusal with respect to the remaining space on Floors 20 and 21.

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(e) Confirmation of Square Footage. Within thirty (30) days following the date Tenant takes occupancy of each portion of the Expansion Space, Landlord and Tenant shall, through their architects, confirm the actual rentable square footage of the applicable portion of the Expansion Space using the 1996 BOMA Standard method of measurement and, if the actual square footage differs from the square footages set forth in this Amendment, then the parties shall confirm the actual rentable square footage in writing and shall adjust the Tenant’s Proportionate Share for the Expansion Space (as set forth in Section 4 below) and the Expansion Space Allowance (as defined in Section 5) to reflect the actual rentable square footage.

3. Expansion Space Basic Rent. From the date that Basic Rent commences for each applicable portion of the Expansion Space, the Basic Rent for the Expansion Space shall be as follows:

Months:	Basic Rent Per Rentable Square Foot Per Year:
*** - 4/30/07	$26.00
5/1/07 * - 4/30/09	$28.00
5/1/09 - 4/30/11	$30.00
5/1/11 - 4/30/13	$32.00

***	Applicable Suite 2070 Rent Commencement Date

*	Basic Rent for the Suite 2050 Expansion Space will commence on the Suite 2050 Rent Commencement Date and Basic Rent for the Suite 2100 Expansion Space will commence on the Suite 2100 Rent Commencement Date.

4. Operating Expenses. With respect to the Expansion Space, Tenant’s Base Year shall be the calendar year 2008 and Tenant shall commence paying Tenant’s Proportionate Share of increases Operating Expenses effective January 1, 2009; provided, however, if Landlord’s delivery of the Suite 2100 Expansion Space is delayed beyond March 1, 2008, then the Base Year with respect to the Suite 2100 Expansion Space shall be the calendar year 2009 and Tenant shall commence paying Tenant’s Proportionate Share of increases in Operating Expenses with respect to the Suite 2100 Expansion Space effective January 1, 2010. Tenant’s Proportionate Share of the Total Rentable Area of the Office Tower for all of the Expansion Space shall be 5.8817% (based on 33,010 rentable square feet of Expansion Space and 561,235 rentable square feet in the Office Tower) and Tenant’s Proportionate Share of the Total Rentable Area of the Project is 5.5142% (based on 598,635 rentable square feet in the Project). In the event the Base Year for the Suite 2100 Expansion Space is delayed to 2009 and the Tenant’s Proportionate Share needs to be charged separately, then (a) Tenant’s Proportionate Share of the Total Rentable Area of the Office Tower for the Suite 2100 Expansion Space shall be 3.0903% (based on 17,344 rentable square feet of Suite 2100 Expansion Space and 561,235 rentable square feet in the Office Tower) and Tenant’s Proportionate Share of the Total Rentable Area of the Project shall be 2.8973% (based on 598,635 rentable square feet in the Project), and (b) Tenant’s

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Proportionate Share of the Total Rentable Area of the Office Tower for the Suite 2070 and Suite 2050 Expansion Space shall be 2.7913% (based on 15,666 rentable square feet of Suite 2070 and Suite 2050 Expansion Space and 561,235 rentable square feet in the Office Tower) and Tenant’s Proportionate Share of the Total Rentable Area of the Project shall be 2.6170% (based on 598,635 rentable square feet in the Project),.

5. Expansion Space Improvements. Tenant shall have the right to make certain improvements to the Expansion Space (the “Tenant Improvements”). All such Tenant Improvements shall be constructed from construction drawings prepared by Tenant’s architect and approved in advance by Landlord. Tenant shall be responsible for all necessary costs to complete the Tenant Improvements, including architectural fees and permit costs; provided, however, Landlord shall reimburse Tenant for up to $15.00 per rentable square foot for the Expansion Space for Tenant Improvements expenses (the “Expansion Space Allowance”). The Expansion Space Allowance will be, paid by Landlord to Tenant (a) with respect to the portion of the Expansion Space Allowance applicable to the Suite 2070 Expansion Space, on the Suite 2070 Rent Commencement Date, (b) with respect to the portion of the Expansion Space Allowance applicable to the Suite 2050 Expansion Space, on the Suite 2050 Rent Commencement Date, and (c) with respect to the portion of the Expansion Space Allowance applicable to the Suite 2100 Expansion Space, following the Suite 2100 Rent Commencement Date. Tenant shall perform all Tenant Improvements utilizing contractors that meet the requirements of Landlord to perform work in the Building and shall submit reasonable evidence of the cost of such work to Landlord.

6. Parking. With respect to the Expansion Space, Tenant shall have the right to one (1) parking space for every 1,500 rentable square feet of space leased by Tenant, 60% of which shall be located in the Century Square Garage and 40% of which shall be located in the Second & Pike Garage (now referred to as the “WestEdge Garage”). The first four (4) parking stalls will be reserved stalls located in the Century Square Garage adjacent to the stairs numbered stalls 72 and 73 on Level B and numbered 175 and 176 on Level C. All parking spaces shall be at the prevailing monthly parking rate as charged by Landlord or Landlord’s parking garage operator from time to time. Tenant’s parking rights with respect to each portion of the Expansion Space shall commence upon the applicable Expansion Date. Such parking shall be subject to the parking rules and regulations set forth in Exhibit I to the Lease.

7. Fixed Additional Expansion. In the event Sprague Israel Giles (“SIG”) does not renew their existing lease in Suite 2000 (which consists of approximately 5,722 rentable square feet in the location identified on Exhibit A attached hereto and is referred to herein as the “Suite 2000 Expansion Space” and which notice of renewal is due by March 1, 2007), then commencing on the date Landlord delivers possession thereof to Tenant (which, subject to SIG vacating the space in a timely manner, is estimated to be on or about September 1, 2007 (the “Suite 2000 Expansion Date”), the Premises shall be expanded by the Suite 2000 Expansion Space. If SIG renews their lease for Suite 2000, then the Suite 2000 Expansion Space shall not become part of the Premises. If the Premises is expanded by the Suite 2000 Expansion Space, then Tenant’s lease of the Suite 2000 Expansion Space shall be on the

4

same terms and conditions as Tenant’s lease of the Suite 2050 Expansion Space except that rent for such space shall commence four months after the Suite 2000 Expansion Date (the “Suite 2000 Rent Commencement Date”).

8. Ratification. Except as expressly set forth herein, the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified by Landlord and Tenant.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LANDLORD:

FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, a Washington limited partnership

By:	Pike Street Investors LLC, a Delaware limited liability company, Its General Partner

	By:	UBS Realty Investors LLC, a Massachusetts limited liability company, Its Manager

		By:	/S/ THOMAS ENGER
Thomas Enger
			Its:	Director

TENANT:

FEDERAL HOME LOAN BANK OF SEATTLE, a federal corporation

By:	/S/ NORMAN B. RICE
	Its:	President, CEO

STATE OF WASHINGTON	)
	)	ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

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On this 3rd day of December, 2004, before me personally appeared Norman B. Rice, to me known to be the President—CEO of FEDERAL HOME LOAN BANK OF SEATTLE, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/S/ PAMELA A. RICHARDS GUINASSO
Notary Public in and for the State of
Washington, residing at Seattle, WA
My commission expires: 7/15/2005
Pamela A. Richards Guinasso
[Type or Print Notary Name]

LANDLORD ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SAN FRANCISCO	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 14th day of December, 2004, before me personally appeared Thomas Enger, to me known to be the Director of UBS Realty Investors LLC, the Manager of Pike Street Investors LLC, the General Partner of FIFTEEN-O-ONE FOURTH AVENUE LIMITED PARTNERSHIP, the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

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/S/ DENISE BAINBRIDGE
Notary Public in and for the State of California
residing at San Francisco
My commission expires: May 25, 2006
Denise Bainbridge
[Type or Print Notary Name]

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EXHIBIT A

(20th Floor Expansion Space; Suites 2000, 2050, and 2070.)

[Floor Plan]

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EXHIBIT B

(21st Floor Expansion Space; Suite 2100.)

[Floor Plan]

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